SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
American Shared Hospital Services
(Name of Registrant as Specified in Its Charter)
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NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS To Be Held On June 28, 2006
PROXY STATEMENT 2006 ANNUAL MEETING OF SHAREHOLDERS June 28, 2006
INTRODUCTION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CERTAIN ADDITIONAL INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PERFORMANCE GRAPH, TOTAL RETURN TO SHAREHOLDERS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 APPROVAL OF 2006 STOCK INCENTIVE PLAN
PROPOSAL 3 -- APPROVAL OF THE LONG TERM INCENTIVE COMPENSATION PLAN
PROPOSAL NO. 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS
ANNUAL REPORT

AMERICAN SHARED HOSPITAL SERVICES
Four Embarcadero Center, Suite 3700
San Francisco, California 94111
NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On June 28, 2006
TO THE SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES:
      NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of Directors, the 2006 Annual Meeting of Shareholders (the “Meeting”) of American Shared Hospital Services, a California corporation (the “Company”), will be held at the Ritz Carlton Hotel, 600 Stockton Street (corner of California Street), San Francisco, California 94111 at 9:00 am (Pacific time), on Wednesday, June 28, 2006 to consider and to act upon the following matters, all as set forth in the Proxy Statement.

1. ELECTION OF DIRECTORS. To elect the following five nominees to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

Ernest A. Bates, M.D.	John F. Ruffle
Ernest R. Bates	Stanley S. Trotman, Jr.
Olin C. Robison

2. 2006 STOCK INCENTIVE PLAN. To consider and act upon the recommendation of the Board of Directors to approve the Company’s 2006 Stock Incentive Plan (the “2006 Plan”), under which 750,000 shares of common stock are reserved. The 2006 Plan is intended to serve as a successor to our 1995 Stock option Plan (the “1995 Plan”) and our 2001 Stock Option Plan (the “2001 Plan”). The share reserve under the 1995 Plan and the 2001 Plan, including the shares of common stock subject to currently outstanding options under such plans, will be transferred to the 2006 Plan and will comprise approximately 390,000 of the 750,000 shares reserved under the 2006 Plan.

3. LONG TERM INCENTIVE COMPENSATION PLAN. To consider and act upon the recommendation of the Board of Directors to approve the company’s Long Term Incentive Compensation Plan (the “Plan”). Under the Plan the executive officers and other employees essential to the Company’s financial growth and success will have the opportunity to earn additional incentive compensation contingent upon attainment of pre-established objectives.

4. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2006.

5. OTHER BUSINESS. To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting and any and all adjournments thereof.
      The Board of Directors knows of no matters, other than those set forth in paragraphs (1), (2), (3), and (4) above, that will be presented for consideration at the Meeting.
      The Board of Directors has fixed the close of business on May 1, 2006 as the Record Date for the determination of shareholders entitled to vote at the Meeting.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

By Order of the Board of Directors

Willie R. Barnes
Corporate Secretary
Dated: April 28, 2006
San Francisco, California

AMERICAN SHARED HOSPITAL SERVICES
Four Embarcadero Center, Suite 3700
San Francisco, California 94111

PROXY STATEMENT
2006 ANNUAL MEETING OF SHAREHOLDERS
June 28, 2006

INTRODUCTION
      This Proxy Statement is being furnished to shareholders of American Shared Hospital Services, a California corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2006 Annual Meeting of Shareholders scheduled to be held at the Ritz Carlton Hotel, 600 Stockton Street (corner of California Street), San Francisco, California 94111 at 9:00 am (Pacific time) on Thursday, June 28, 2006 and at any adjournment or adjournments thereof (the “Meeting”). It is anticipated that this Proxy Statement and the Proxy will first be sent to shareholders on or about May 1, 2006.
      The matters to be considered and voted upon at the Meeting will be:

1. To elect five persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

2. To approve the Company’s 2006 Stock Incentive Plan (2006 Plan) which is intended to serve as a successor to the Company’s 2001 and 1995 Stock Option Plans.

3. To approve the Company’s Long Term Incentive Compensation Plan.

4. To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2006.

5. To transact such other business as may properly be brought before the Meeting and any and all adjournments thereof.
Only shareholders of record at the close of business on May 1, 2006 (the “Record Date”) are entitled to notice of and to vote at the Meeting.
Revocability of Proxies
      A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy may revoke it at any time prior to its use by filing with the Secretary of the Company either written instructions revoking such proxy or a duly executed proxy bearing a later date. Written notice of the death of the person executing a proxy, before the vote is counted, is tantamount to revocation of such proxy. A proxy may also be revoked by attending the Meeting and voting in person.
Solicitation of Proxies
      This proxy solicitation is being made by the Board of Directors of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees of the Company and the stock transfer agent for the Common Shares, who will not receive any additional compensation therefor. The Company will request that banks, brokers and other fiduciaries solicit their customers who own beneficially the Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons the reasonable expenses of such solicitation. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies, if the Board of Directors of the Company determines that this is advisable.
Outstanding Securities
      The Board of Directors has fixed May 1, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 5,018,885 Common Shares. The Common Shares are the only class of securities entitled to vote at the Meeting.
Vote Required and Voting Procedures
      Each holder of Common Shares will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the Meeting on each of the matters duly presented for vote at the Meeting, except as indicated below in connection with the election of directors.
      In connection with the election of directors, shares are permitted to be voted cumulatively, if (i) a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of such shareholder’s intention to vote its shares cumulatively and (ii) the names of the candidates for whom such shareholder desires to cumulate votes have been placed in nomination prior to the voting. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder or to distribute votes on the same principle between two or more nominees. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.
      In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated Ernest A. Bates, M.D. and Craig K. Tagawa as proxies. Common Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Common Shares represented by any properly executed proxy will be voted FOR the (1) election of the five nominees for the Board of Directors named herein, (2) approval and adoption for the Company’s 2006 Plan, (3) approval and adoption of the Company’s Long Term Incentive Compensation Plan, and (4) ratification of the appointment of the Company’s Independent Registered Public Accounting Firm.
      The Board of Directors is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.
      All outstanding shares of the Company’s Common Stock represented by properly executed and unrevoked proxies received in time for the Meeting will be voted. A shareholder may, with respect to the election of directors, (i) vote for the election of all five nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee(s) with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A shareholder may, with respect to the approval of the Company’s 2006 Plan, (i) vote for the approval, (ii) vote against approval, or (iii) abstain. A shareholder may, with respect to the approval of the Company’s Long Term Incentive Compensation Plan, (i) vote for approval, (ii) vote against approval, or (iii) abstain. A shareholder may, with respect to the proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm, (i) vote for the ratification, (ii) vote against the ratification, or (iii) abstain.
      A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the “non-voted shares”) will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.
      A majority of the Common Shares outstanding on the Record Date must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. In the election of directors, the five candidates receiving the highest number of votes will be elected directors of the Company. Proposals Two, Three and Four require for approval an affirmative vote of a majority of the voting power present or represented by proxy and voting on the proposal, assuming a quorum is present and that the affirmatively voting shares also constitute at least a majority of the required quorum. For purposes of these proposals, abstentions and broker non-votes are counted for purposes of determining the quorum and have the effect of a vote AGAINST the proposal.
      The Board of Directors has appointed Geraldine Zarbo of American Stock Transfer & Trust Company, the registrar and transfer agent for the Common Shares, or her designee, as the Inspector of Elections for the Annual Meeting. The Inspector of Elections will determine the number of Common Shares represented in person or by proxy at the Annual Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes. The election of directors will not be by ballot unless a shareholder demands election by ballot at the Annual Meeting before the voting begins.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board of Directors
      The Company’s Bylaws provide that there shall be no fewer than five nor more than nine directors and that the exact number shall be fixed from time to time by a Resolution of the Board of Directors. The number of directors currently is fixed at five.
      The Board of Directors is proposing the persons named below for election to the Board of Directors. Each of the persons identified below will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of each of the persons named below or as many of them as possible under applicable voting rules. If a nominee shall be unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Each of the nominees named below has notified the Board of Directors that, if elected, he is willing to serve as a director.
      Set forth below is certain information regarding each of the nominees.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE NOMINEES NAMED BELOW UNLESS OTHERWISE INSTRUCTED.
Nominees
      ERNEST A. BATES, M.D., founder of the Company, has served as Chairman of the Board of Directors and Chief Executive Officer since the incorporation of the Company. He is currently Vice Chairman of the Board of Trustees of The Johns Hopkins University, a member of the Board of Trustees at the University of Rochester, a member of the Board of Overseers of the University of California at San Francisco School of Nursing, a member of the Board of Directors of Copia and the Capital Campaign Chairman and a Board Member of the Museum of African Diaspora. Dr. Bates is also a member of the State of California Commission for Jobs and Economic Growth, a member of the Board of Directors of Salzburg Seminar, a board member of the Center for Accelerating Medical Solutions-Milken Institute and a member of the Brookings Institution. Dr. Bates is a graduate of The Johns Hopkins University and the University of Rochester School of Medicine. Dr. Bates is 69 years old. Dr. Bates is the father of Board Member Ernest R. Bates.
      ERNEST R. BATES has been a director of the Company since 2004. He has been Managing Director, Institutional Fixed Income Sales of HSBC Securities (USA), Inc. since 2003. Mr. Bates has also served as Managing Director, Head of Asian Product for HSBC Securities (USA) Inc. from 1999 to 2003. From 1993 through 1999, Mr. Bates held various positions with Merrill Lynch, last serving as Vice President, European Syndicate for Merrill Lynch International. He received his undergraduate degree from Brown University and a M.B.A. degree from The Wharton Business School. Mr. Bates is 39 years old. Ernest R. Bates is the son of Board Member Dr. Ernest A. Bates.
      OLIN C. ROBISON has been a director of the Company since 2003. He is currently President Emeritus of Middlebury College. Mr. Robison was President and Chief Executive Officer of the Salzburg Seminar from 1991 to 2005. He was President of Middlebury College from 1975 to 1990. He is a Director of The Investment Company of America, American Mutual Fund and AMCAP (all of the American Funds Group) and has served on the Council (Board) of the Royal Institute of International Affairs in London. He received his undergraduate degree from Baylor University and holds the Doctor of Philosophy degree from Oxford University. Mr. Robison is 69 years old.
      JOHN F. RUFFLE has been a director of the Company since 1995. He retired in 1993 as Vice-Chairman of the Board and a Director of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Co. of New York. He is also a Director of Reckson Associates Realty Corporation; a member of the Board of Trustees of certain mutual funds in the J.P Morgan family of mutual funds and certain investment funds managed by J.P Morgan Investment

Management, Inc.; and a Trustee of The Johns Hopkins University. He is a graduate of The Johns Hopkins University, with an MBA in finance from Rutgers University, and is a Certified Public Accountant. Mr. Ruffle is 69 years old.
      STANLEY S. TROTMAN, Jr., has been a director of the Company since 1996. He retired in 2000 as a Managing Director with the Health Care Group of PaineWebber Incorporated, an investment banking firm. Mr. Trotman had been with PaineWebber Incorporated since 1995 following the consolidation of Kidder, Peabody, also an investment banking firm, with PaineWebber. He had previously co-directed Kidder, Peabody’s Health Care Group since April 1990. Formerly he had been head of the Health Care Group at Drexel Burnham Lambert, Inc. where he had been employed for approximately 22 years. He is also a Director of Oncure Medical Corp. He received his undergraduate degree from Yale University in 1965 and holds an MBA from Columbia Business School in 1967. Mr. Trotman is 62 years old.
Meetings of the Board of Directors
      The Board of Directors of the Company held four regular meetings during 2005. All directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and of the Committees of the Board on which such director served during the year.
      Shareholders may communicate with the Board by writing to: Four Embarcadero Center, Suite 3700; San Francisco, CA 94111-4107, Attention: Ernest A. Bates. We encourage directors to attend our annual meeting and all directors attended the 2005 Annual Meeting in person. All shareholder communications to directors are forwarded to them.
Committees of the Board of Directors
      The Company has standing Compensation, Nominating and Corporate Governance and Audit Committees, each of which is described below. The American Stock Exchange (“AMEX”) adopted enhanced board and board committee independence requirements that became fully applicable to the Company on July 31, 2005. The Company was in compliance with these enhanced requirements prior to July 31, 2005. Thus, a majority of our directors (Messrs. Robison, Ruffle and Trotman) are independent under the AMEX rules and Rule 10A-3 under the Securities Exchange Act and each of the Committees described above is comprised of these three independent directors. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has adopted a formal written charter. These, as well as our Code of Professional Conduct and Ethics, are available on our website at www.ashs.com. You may also request a copy of these documents free of charge by writing our Corporate Secretary. We intend to post on our website any amendments to our Code of Professional Conduct and Ethics, as well as any waivers for directors or executive officers (including our chief accounting officer and controller and anyone else performing similar functions) within five business days after the date of any amendment or waiver. The information on our website is not part of this proxy statement. The Company’s independent directors meet at least annually without management and the non-independent directors, as required by the AMEX rules.
      The function of the Compensation Committee is to recommend to the Board of Directors the compensation of the Company’s executive officers. The Compensation Committee did not meet during 2005. The Compensation Committee consists of Mr. Robison, Mr. Ruffle, and Mr. Trotman. Mr. Trotman is Chair of the Compensation Committee.
      The purpose of the Nominating and Corporate Governance Committee is to recommend candidates for election to the Board of Directors. The Company adopted a Nominating and Corporate Governance Committee Charter during the past year which is available on our website. The Nominating and Corporate Governance Committee met once during 2005. In 2006, the Nominating and Corporate Governance Committee by unanimous written consent nominated Dr. Bates, Mr. Bates, Mr. Robison, Mr. Ruffle and Mr. Trotman for election to the Board. Mr. Robison, Mr. Ruffle and Mr. Trotman serve on the Nominating and Corporate Governance Committee. Mr. Trotman is Chair of the Nominating and Corporate Governance Committee.

      The purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint the independent auditors, and to review the reports of such auditors. The Audit Committee consists of Mr. Robison, Mr. Ruffle, and Mr. Trotman. Mr. Ruffle is Chair of the Audit Committee. During the year 2005 the Audit Committee held four regular meetings and four telephonic meetings. For further information concerning the Audit Committee, refer to the “Audit Committee Report.” Mr. Ruffle is a “financial expert” and meets the applicable independence requirements of AMEX and Rule 10-A-3 under the Securities Exchange Act.
      In addition, the Company has a Stock Option Committee whose purpose is to administer the Company’s 1995 Stock Option Plan and 2001 Stock Option Plan, and to determine recipients of awards pursuant to such plans and the terms of such awards. During 2005 the functions of the Stock Option Committee were performed by the Board as a whole.
Identifying and Evaluating Director Nominees
      The Nominating and Corporate Governance Committee uses various methods to identify director nominees. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current board members, shareholders, or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise.
      The Nominating and Corporate Governance Committee will consider director candidates submitted by shareholders to: Four Embarcadero Center, Suite 3700, San Francisco, CA 94111-4107, Attention: Nominating and Corporate Governance Committee. Such recommendations should be accompanied by (i) evidence of the shareholder’s stock ownership over the last year, (ii) a statement that the shareholder is not a competitor of the Company, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications and (iv) a statement whether the candidate has expressed interest in serving as a director. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by shareholders as it does for candidates proposed by other parties. The Nominating and Corporate Governance Committee will consider such candidacy and will advise the recommending shareholder of its final decision. A shareholder who wishes to nominate a person for director must provide the nomination in writing to the Secretary at the Company’s principal offices pursuant to the notice provisions in the By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the Annual Meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of the Company’s notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from the Company.
Director Compensation
      In 2005, non-employee directors were paid an annual retainer of $20,000, payable quarterly. In addition, under the Company’s 2001 Plan, non-employee directors automatically receive an option grant on the date of the Company’s Annual Shareholder Meeting each year to acquire up to 4,000 shares of the Company’s common stock at the market price on the date of grant, until a director has received options to purchase an aggregate of 12,000 shares. Each 4,000 share option grant vests on the first anniversary of the option grant date provided the non-employee director is in the Company’s service on such date. Pursuant to such program, Ernest R. Bates and Olin C. Robison, each received in 2005 an option to purchase 4,000 shares of the Company’s common stock at an exercise price per share of $6.16. In addition, during 2005 all non-employee directors received a discretionary option grant to purchase 4,000 shares of the Company’s common stock at an exercise price per share of $6.16, the fair market value of the Company’s common stock on the option grant date. These discretionary option grants vest at the rate of 20% per year beginning with the first anniversary of the option grant date. Non-employee directors also received reimbursement of expenses incurred in attending meetings. No payment is made for attendance at meetings by any director who is a full time employee of the Company.

      Our stockholders are being asked to vote on a proposal to approve the implementation of the 2006 Stock Incentive Plan (the “2006 Plan”). If the 2006 Plan is approved, each individual who first becomes a non-employee director on or after the date of the 2006 Annual Meeting will, at the time of his or her election to the board, receive an option grant to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in the employ of the Company or any of its parents or subsidiaries. The specific number of shares subject to the initial award will be determined by the Compensation Committee of our Board of Directors, but will not exceed 10,000 shares for the option component or more than 3,000 shares for the restricted stock unit component. In addition, on the date of each Annual Shareholders Meeting, beginning with the 2006 Annual Meeting, each individual who will continue to serve as a non-employee director will automatically be granted an option to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided such individual has served as a non-employee director for at least six (6) months. The specific number of shares subject to the initial award will be determined by the Compensation Committee of our Board of Directors, but will not exceed 3,000 shares for the option component or more than 750 shares for the restricted stock unit component. There will be no limit on the number of such annual awards any one eligible non-employee director may receive over his or her period of continued service on the Board of Directors, and non-employee directors who have previously been in the Company’s employ will be eligible to receive one or more such annual awards over their period of service on the Board of Directors. Each initial stock option and restricted stock unit award will vest in 4 equal annual installments upon the individual’s completion of each year of service. Each annual stock option and restricted stock award will vest in one installment upon the individual’s completion of one year of board service. It is currently anticipated that the annual award to the non-employee directors at the 2006 Annual Meeting will be comprised of an option grant for 2,000 shares and a restricted stock unit award for an additional 500 shares. In the event stockholder approval of the 2006 Plan is obtained at the Annual Meeting, the following non-employee directors will each receive an option grant for up to 3,000 shares of common stock under the Automatic Option Grant Program under the 2006 Plan and a restricted stock unit award covering up to 750 shares of common stock: Messrs. Bates, Robinson, Ruffle and Trotman. In the event stockholder approval of the 2006 Plan is not obtained, then Mr. Bates will receive an option grant for 4,000 shares under the 2001 Plan’s automatic grant program, as described above. In either case, the grants will be made on the date of the 2006 Annual Meeting, and each option will have an exercise price per share equal to the closing selling price per share of common stock on such date.
      In addition to the equity compensation award(s), non-employee directors will receive in 2006 a $20,000 annual retainer fee payable quarterly, and reimbursement of expenses incurred in attending meetings.
CERTAIN ADDITIONAL INFORMATION
Security Ownership of Certain Beneficial Owners and Management
      The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Shares as of April 10, 2006, of (i) each person known to the Company to own beneficially 5% or more of the Common Shares, (ii) each nominee for director of the Company, (iii) the chief executive officer and the chief operating and financial officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

	Common Shares Owned Beneficially

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership (2)	Percent of Class (3)

Directors and Named Officers
Ernest A. Bates, M.D.(1)	880,370	17.5%
Ernest R. Bates(1)(4)	14,629	*
Olin C. Robison(1)(4)	8,000	*
John F. Ruffle(1)	200,411	4.0%
Stanley S. Trotman, Jr.(1)	142,762	2.8%
Craig K. Tagawa(1)(4) Senior Vice President, Chief Operating and Financial Officer	83,632	1.7%
All Current Directors & Executive Officers as a Group (6 people)(4)	1,329,804	26.3%
5% or More Shareholders
Banque Carnegie Luxembourg S.A.; Carnegie Fund Management Company S.A.; D Carnegie & Co. AB;	287,300	5.7%
Carnegie Investment Bank AB(5)

*	Less than 1%

(1)	The address of each such individual is c/o American Shared Hospital Services, Four Embarcadero Center, Suite 3700, San Francisco, California 94111.

(2)	Each person directly or indirectly has sole voting and investment power with respect to the shares listed under this column as being owned by such person.

(3)	Shares that any person or group of persons is entitled to acquire upon the exercise of options or warrants within 60 days after April 10, 2006, are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person or group of persons but not for the purpose of computing the percent of the class owned by any other person.

(4)	Includes shares underlying options that are currently exercisable or which will become exercisable within 60 days following April 10, 2006: Mr. Bates, 4,000 shares; Mr. Robison, 8,000 shares; Mr. Tagawa, 20,000 shares; and Directors and Executive Officers as a group, 32,000 shares.

(5)	Based solely on information contained in a Schedule 13G filed on December 19, 2005 by Carnegie Fund Management Company S.A. — Luxembourg; Banque Carnegie Luxembourg S.A. — Luxembourg; D Carnegie & Co. AB — Sweden; and Carnegie Investment Bank AB — Sweden.
Compensation of Executive Officers
      The following table sets forth the compensation paid by the Company for the fiscal years ending December 31, 2003, December 31, 2004 and December 31, 2005 in those years for services rendered in all capacities during 2003, 2004 and 2005, respectively, to the Chief Executive Officer and each executive officer other than the Chief Executive Officer who served as an officer at December 31, 2005 and earned cash compensation of $100,000 or more during 2005.
Summary Compensation Table

			Annual Compensation

					Other Annual
Name and Principal Position	Year	Salary (1)	Bonus		Compensation (3)

Ernest A. Bates, M.D.	2005	$432,756	$0		—
Chairman of the Board,	2004	$432,756	$0		—
Chief Executive Officer	2003	$432,443	$0		—
Craig K. Tagawa	2005	$259,213	$50,000	(2)	—
Chief Operating Officer and	2004	$260,696	$50,000	(2)	—
Chief Financial Officer	2003	$250,875	$100,000	(2)	—

(1)	Each amount under this column includes amounts accrued in 2003, 2004, and 2005 that would have been paid to such persons in such years, except that such amounts were instead deferred pursuant to the Retirement Plan for Employees of American Shared Hospital Services, a defined contribution plan and ASHS’ Flexible Benefit Plan, a defined contribution plan. Both plans are available to employees of the Company generally.

(2)	The Company’s Board of Directors approved year end performance bonuses for 2003, 2004 and 2005 which were paid in the fourth quarter of each year, respectively.

(3)	The Company has determined that, with respect to the executive officers named in the Summary Compensation Table, the aggregate amount of other benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported in the Summary Compensation Table as paid to such executive officer in the relevant year.
Long Term Compensation Awards
      The “Long Term Compensation Awards” Table has been omitted because no long term compensation awards were made during the relevant years to the Company’s executive officers named in the Summary Compensation Table.
Option Grants in Last Fiscal Year
      The following table sets forth stock options granted in 2005 to each of the Company’s executive officers named in the Summary Compensation Table. The table also sets forth the hypothetical grant date present value, assuming the weighted average assumptions noted below. The actual future value of the options will depend on the market value of the Company’s Common Stock.

	Individual Grants

			Exercise or
		Percent of Total	Base Price		Grant Date
		Options Granted to	Market Price		Present
	Options	Employees in Fiscal	on Grant	Expiration	Value ($)
Name	Granted	Year 2005	Date	Date	(1)

Ernest A. Bates, M.D.	0	NA	NA	NA	NA
Craig K. Tagawa	14,500	26.3%	$6.16/share	6/15/2015	$21,945
			(2)

(1)	The Grant Date Present Value of the Company’s stock-based awards to employees was calculated using the Black-Scholes valuation model. The Company’s stock-based awards have characteristics significantly different from those of traded options, and changes in the subjective input assumptions can materially affect the present value estimates. The grant date present value of the Company’s option grants above was estimated assuming the following weighted-average assumptions calculated as of December 31, 2005: ten year expected life, 25% expected volatility, 3.1% dividend yield, and 4.3% risk-free interest rate.

(2)	All such options were granted pursuant to the Company’s 1995 Stock Option Plan and have an exercise price equal to the closing market price per share of the Company’s Common Stock on the American Stock Exchange on the respective grant date.
Shares Authorized for Issuance Under Equity Compensation Plans
      The following table summarizes, as of December 31, 2005, the total shares of our common stock that may be received by holders of options upon the vesting and exercise of currently outstanding options, the weighted average exercise price of those outstanding options and the number of shares of our common stock that are still available for future issuance under our equity compensation plans after considering the stock options currently outstanding.

Number of shares to
	be issued upon	Weighted average
	exercise of	exercise price of	Number of shares
	outstanding options,	outstanding options,	remaining available for
Plan Category	warrants and rights	warrants and rights	future issuance

1995 and 2001 Stock Option Plans (the only current equity compensation plans approved by our shareholders)	146,530	$5.03	243,530
Any equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	146,530	$5.03	243,530
Long-Term Incentive Plan Awards in Last Fiscal Year
      The “Long-term Incentive Plan Awards” (“LTIP Awards”) table has been omitted because no LTIP Awards were made during 2005 to the Company’s executive officers named in the Summary Compensation Table.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized upon exercise of such options during 2005, by the Company’s executive officers named in the Summary Compensation Table. The following table also sets forth the number of shares underlying exercisable and unexercisable options held by such executive officers on December 31, 2005.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options At Fiscal		In-the-Money Options At
			Year-End		Fiscal Year-End (1)
Shares
	Acquired on	Value ($)
Name	Exercise	Realized	Exercisable/Unexercisable		Exercisable/Unexercisable

Ernest A. Bates, M.D.	204,513	$1,538,058	—	—	—	—
Craig K. Tagawa	35,532	383,130	20,000	14,500	$65,600	$1,740

(1)	This amount is calculated by multiplying the number of Common Shares underlying the options at December 31, 2005 by the market price per Common Share on such date less the option exercise price.
Employment Agreements
      The Company had no employment contracts with its directors or executive officers named in the Summary Compensation Table in 2005.

Board of Directors Report on Executive Compensation
      The following Report of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
      This Report of the Board of Directors describes the Company’s method of compensating its executive officers, and describes the basis on which 2005 compensation was paid to such executive officers, including those named in the Summary Compensation Table.
      During 2005, the Board of Directors met once to determine that compensation paid in 2005 by the Company to its Chief Executive Officer and other executive officers would be based on policies in effect in recent prior years.
      The Company’s compensation program seeks to establish compensation that is competitive in both the healthcare industry and among entrepreneurial, growth-oriented companies in order to attract and retain high quality employees. Compensation is linked to each employee’s level of responsibility and personal achievements with respect to operational and financial goals established by the Chief Executive Officer and the Board of Directors. Depending on the individual officer’s area of responsibility, such goals may include new business and revenue acquisition, operating expense reduction and control, operating efficiencies, etc. In addition, the compensation system seeks to develop and encourage employee ownership of the Company’s stock through stock options.
      The primary component of executive compensation for the Company in 2005 was base salary and bonus. Discretionary bonuses may be paid, based on a formula, if financial and other results of the individual executive’s area of responsibility meet or exceed financial and operational targets established at the beginning of the fiscal year. A bonus of $50,000 for Craig K. Tagawa was paid for the year 2005, based on continued growth in the Gamma Knife business.
      In addition to base compensation, the Company has used grants of stock options to retain senior executives and to motivate them to improve long-term stock market performance. The number of options granted in the past was determined by reference to the level of responsibility of the particular executive in the Company and such executive’s proposed role in the Company’s future operations. In addition, during 1995 the Shareholders approved a grant of options to acquire 1,495,000 Common Shares at an initial exercise price of $0.01 per share to the Company’s Chairman and Chief Executive Officer, in consideration of his continued service to the Company and his personal guarantee of $6,500,000 of indebtedness of the Company. The Company’s Chairman and Chief Executive Officer exercised options to acquire 204,513 Common Shares in 2005. All options awarded under this grant have now been exercised.
Board of Directors

Ernest A. Bates, M.D. Chairman	John F. Ruffle
Ernest R. Bates	Stanley S. Trotman, Jr.
Olin C. Robison
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Willie R. Barnes, the Secretary of the Company, is a partner in the law firm of Musick, Peeler & Garrett LLP. That law firm performed legal services for the Company in 2005. The management of the Company is of the opinion that the fees paid to Mr. Barnes’ law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company. Mr. Barnes served during 2004 on the Compensation, Stock Option and Nominating Committees of the Board of Directors until his term expired on June 17th 2004.

Compliance with Section 16(a) under the Securities Exchange Act of 1934
      Reports filed under the Exchange Act and received by the Company on or after January 1, 2005, indicate that during 2005 directors, officers and 10% shareholders of the Company filed all required reports within the periods established by applicable rules, with the following exception: On June 16, 2005, the following individuals acquired options to purchase shares of the Company’s common stock: Willie R. Barnes (4,000 shares), John F. Ruffle (4,000 shares), Stanley S. Trotman (4,000 shares), Ernest R. Bates (8,000 shares), Olin C. Robinson (8,000 shares) and Craig K. Tagawa (14,500 shares). The acquisition of these options was not reported to the Securities and Exchange Commission until December 12, 2005.

PERFORMANCE GRAPH, TOTAL RETURN TO SHAREHOLDERS
      The following graph and table compares cumulative total shareholder return on the Company’s Common Shares (“ASHS total return”) (i) with the cumulative total return of the Standard & Poor’s 500 Stock Index (“S&P500”) and (ii) with the Standard & Poor’s SmallCap 600 Stock Index (“S&P SmallCap600”), in each case during the five years ended December 31, 2005.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AMERICAN SHARED HOSPITAL SERVICES, THE S&P 500 INDEX
AND THE S&P SMALLCAP 600 INDEX

	Base
	Period
Company/ Index	12/00	12/01	12/02	12/03	12/04	12/05

AMERICAN SHARED HOSPITAL SERVICES	100.00	139.38	196.78	301.15	307.75	335.03

S&P 500 INDEX	100.00	88.12	68.64	88.33	97.94	102.75

S&P SMALLCAP 600 INDEX	100.00	106.54	90.95	126.23	154.82	166.71

AUDIT COMMITTEE REPORT
      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein.
      The Audit Committee of the Board of Directors consists of three directors, all of whom are ‘independent’ as defined in the listing standards of the American Stock Exchange. The primary purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint independent auditors, to review the reports of such auditors, and to review annually the Audit Committee charter. During 2005, the Audit Committee held eight meetings, four of which were held telephonically. Mr. Ruffle is Chair of the Audit Committee.
      The Audit Committee reviewed and held discussions with management and the independent auditors regarding the financial statements of the Company for the fiscal year ended December 31, 2005. These discussions included the quality of the Company’s internal controls, the audit plans, audit scope and identification of audit risks. In addition, the Committee assured that the independent auditors reviewed and discussed with management the interim financial reports prior to each quarterly earnings announcement.
      The Company’s independent auditors provided a formal written statement that described all relationships between the auditors and the Company with respect to the auditors’ independence as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee satisfied itself as to the auditors’ independence.
      The Audit Committee discussed with the Independent Registered Public Accounting Firm all matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without the presence of management, reviewed and discussed the results of the independent auditors’ examination of the Company’s financial statements. Management, being responsible for the Company’s financial statements, represented that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for the examination of those statements.
      Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review as described previously, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission.
      Submitted by the Audit Committee of the Board of Directors:

John F. Ruffle (chairman)
Olin C. Robison
Stanley S. Trotman, Jr.

PROPOSAL NO. 2
APPROVAL OF 2006 STOCK INCENTIVE PLAN
      The shareholders are being asked to vote on a proposal to approve the implementation of the 2006 Stock Incentive Plan (the “2006 Plan”) under which 750,000 shares of our common stock will initially be reserved for issuance. The 2006 Plan was adopted by our board of directors on February 23, 2006, subject to shareholder approval at the 2006 Annual Meeting. The 2006 Plan is intended to serve as a successor to our 1995 Stock Option Plan (the “1995 Plan”) which expired on August 15, 2005 and our 2001 Stock Option Plan (the “2001 Plan”). The share reserve under those two plans, including the shares of common stock subject to currently outstanding options under the plans, will be transferred to the 2006 Plan upon shareholder approval of the 2006 Plan and no further option grants or share issuances will be made under the 1995 Plan or the 2001 Plan following such shareholder approval of the 2006 Plan. The share reserve under the 2006 Plan will be comprised of the following components: (i) approximately 140,000 shares subject to outstanding options under the 1995 Plan which are to be transferred to the 2006 Plan, (ii) the 250,000 shares reserved for issuance under the 2001 Plan, including approximately 6,500 shares subject to currently outstanding options under that plan and (iii) an additional share increase of approximately 360,000 shares. Accordingly, the approval of the 2006 Plan increases the number of shares available for issuance as equity compensation by approximately 360,000 shares.
      We believe that equity-based incentives have played a pivotal role in our efforts to attract and retain key personnel essential to our long-term growth and financial success. For that reason, we have structured the 2006 Plan to provide us with more flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards, such as stock appreciation rights, restricted stock and restricted stock units. Accordingly, with the 2006 Plan, we will have a broader array of equity incentives to utilize for purposes of attracting and retaining the services of key individuals. We will continue to rely significantly on equity incentives because we believe that such incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.
      The 2006 Plan differs from the 1995 Plan and 2001 Plan in the following principal respects:

(i) The new plan will include a stock issuance program under which shares of our common stock may be issued at not less than their fair market value for cash or other valid consideration under the California Corporations Code. Shares may also be issued as a bonus for past services or pursuant to restricted stock units or other stock-based awards which vest upon the attainment of designated performance goals or the completion of specified service periods and become payable either upon vesting or at a designated time thereafter.

(ii) Stock appreciation rights will also be issuable under the 2006 Plan. Such rights will entitle the holders to a distribution from us equal in value to the amount by which the fair market value of the shares as to which those rights are exercised, measured as of the exercise date, exceeds the fair market value of those shares at the time the rights were granted. The distribution will be made in shares of our common stock.

(iii) Stock options and stock appreciation rights granted under the 2006 Plan will not have a term in excess of seven (7) years. Options granted under the 1995 Plan and 2001 Plan have typically had a maximum term of ten (10) years.

(v) The new plan includes an automatic grant program for our non-employee board members pursuant to which they will receive option grants and restricted stock units at designated intervals over their period of continued board service.

(vi) Performance criteria have been incorporated into the 2006 Plan which will allow the plan administrator to structure one or more stock issuances or other stock-based awards so that the compensation attributable to those particular awards will qualify as performance-based compensation under Internal Revenue Code Section 162(m).

(vi) The 2006 Plan will not permit the repricing of any outstanding stock options or stock appreciation rights without shareholder approval.

(vii) Unless sooner terminated by our board of directors or in connection with a change in control or ownership, the 2006 Plan will continue in effect until February 22, 2016.
Summary Description of 2006 Stock Incentive Plan
      The principal terms and provisions of the 2006 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2006 Plan and is qualified in its entirety by reference to the complete text of the 2006 Plan. Any shareholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal offices at Four Embarcadero Center, Suite 3700, San Francisco, CA 94111.
      Incentive Programs. The 2006 Plan consists of three separate equity incentive programs: (i) the discretionary grant program, (ii) the stock issuance program and (iii) the automatic grant program for the non-employee members of our board of directors. The principal features of each program are described below.
      Types of Awards. The various types of equity incentives which may be issued under the 2006 Plan (collectively, the “Awards”) are as follows: (i) stock options and stock appreciation rights under the discretionary grant program, (ii) direct stock issuances, stock bonuses and stock issuances pursuant to restricted stock units and other share-right awards and (iii) and stock options and restricted stock unit awards under the automatic grant program.
      Administration. The compensation committee of our board of directors will have the exclusive authority to administer the discretionary grant and stock issuance programs with respect to Awards made to our executive officers and board members and will also have the authority to make Awards under those programs to all other eligible individuals. However, our board of directors may at any time appoint a secondary committee of one or more board members to have separate but concurrent authority with the compensation committee to make Awards under those two programs to individuals other than executive officers and board members.
      The term “plan administrator,” as used in this summary, will mean our compensation committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 2006 Plan.
      The compensation committee will have the limited discretion under the automatic grant program to determine the number of shares subject to each option grant and restricted stock unit award made under that program, up to the maximum number of shares permissible per grant or award, but all option grants and restricted stock unit awards will otherwise be made in strict compliance with the express terms of that program.
      Eligibility. Officers and employees, as well as independent consultants and contractors, in our employ or in the employ of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant and stock issuance programs. The non-employee members of our board of directors will also be eligible to participate in those two programs as well as the automatic grant program. As of April 10, 2006, approximately 13 persons (including three (3) executive officers) were eligible to participate in the discretionary grant and stock issuance programs, and four (4) non-employee board members were eligible to participate in those programs and the automatic grant program.
      Securities Subject to 2006 Plan. If the 2006 Plan is approved by our shareholders, 750,000 shares of our common stock will initially be reserved for issuance over the term of the plan. Such share reserve will be comprised of the following components: (i) approximately 140,000 shares subject to outstanding options under the 1995 Plan which are to be transferred to the 2006 Plan, (ii) the 250,000 shares reserved for issuance under the 2001 Plan, including approximately 6,500 shares subject to currently outstanding options under that plan and (iii) an additional share increase of approximately 360,000 shares. Accordingly, the approval of the 2006 Plan increases the number of shares available for issuance as equity compensation by approximately 360,000 shares.
      If the shareholders approve the 2006 Plan, no further stock option grants or stock issuances will be made under either our 1995 Plan or our 2001 Plan. However, the outstanding options under the 1995 Plan and the 2001 will continue in full force in accordance with their terms, and nothing in the 2006 Plan will affect those options.

      No participant in the 2006 Plan may receive option grants, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other stock-based awards for more than 150,000 shares of our common stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Shareholder approval of this proposal will also constitute approval of that 150,000-share limitation for purposes of Internal Revenue Code Section 162(m). This limitation will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the discretionary grant program will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m). In addition, one or more shares issued under the stock issuance program may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the vesting of those shares is tied solely to the attainment of the corporate performance milestones discussed below in the summary description of that program.
      The shares of common stock issuable under the 2006 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.
      Shares subject to Awards under the 2006 Plan which remain unissued upon the expiration or termination of those Awards will be available for subsequent grants under the 2006 Plan. Any unvested shares issued under the 2006 Plan that are subsequently forfeited or that we repurchase, at a price not greater than the original issue price paid per share, pursuant to our repurchase rights under the 2006 Plan will be added back to the number of shares reserved for issuance under the 2006 Plan and will accordingly be available for subsequent issuance.
      There are no net counting provisions in effect under the 2006 Plan. Accordingly, the following share counting procedures will apply:

•	Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the 2006 Plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option.

•	Should shares of common stock otherwise issuable under the 2006 Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise, issuance or vesting of an Award, then the number of shares of common stock available for issuance under the 2006 Plan will be reduced by the full number of shares issuable pursuant to that Award, as calculated prior to any such share withholding.

•	Upon the exercise of any stock appreciation right granted under the 2006 Plan, the share reserve will be reduced by the gross number of shares as to which such stock appreciation right is exercised, and not by the net number of shares actually issued upon such exercise.
Equity Incentive Programs
      Discretionary Grant Program. Under the discretionary grant program, eligible persons may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of our common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive such Awards, the time or times when those Awards are to be made, the number of shares subject to each such Award, the vesting schedule (if any) to be in effect for the Award, the maximum term for which the Award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.
      Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of seven years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

      Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.
      The 2006 Plan will allow the issuance of two types of stock appreciation rights under the discretionary grant program:

•	Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•	Stand-alone stock appreciation rights allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of seven years.
      The distribution with respect to any exercised tandem or stand-alone stock appreciation right will be made in shares of our common stock. Stock appreciation rights will remain exercisable for a limited period following the holder’s cessation of service, but only to the extent those rights are exercisable at the time of such cessation of service. The plan administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding, whether before or after the holder’s actual cessation of service.
      Repricing Prohibition. The plan administrator may not implement any of the following repricing programs without obtaining shareholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of our common stock for consideration payable in our equity securities or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.
      Stock Issuance Program. Shares may be issued under the stock issuance program at a price per share not less than their fair market value, payable in cash or other valid consideration under the California Corporations Code. Shares may also be issued as a bonus for past services without any cash purchase price required of the recipient. Shares of our common stock may also be issued under the program pursuant to share right awards or restricted stock units which entitle the recipients to receive those shares, without payment of any cash purchase price, upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us.
      The plan administrator will have complete discretion to determine which eligible individuals are to receive Awards under the stock issuance program, the time or times when those Awards are to be made, the number of shares subject to each such Award, the vesting schedule to be in effect for the issuance or award and the cash consideration (if any) payable per share. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals.
      In order to assure that the compensation attributable to one or more Awards under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code

Section 162(m), the plan administrator will also have the discretionary authority to structure one or more of those Awards so that the underlying shares of common stock will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total shareholder equity; (2) earnings per share; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to increase our revenue or profitability or enhance our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. In addition, the performance goals may be subject to adjustment for one or more of the following items: extraordinary, unusual or non-recurring items of gain, loss or expense; items of gain, loss or expense related to (a) the disposal of a business or discontinued operations or (b) the operations of any acquired business; accruals for reorganization and restructuring cost and expenses; and items of gain, loss or expense attributable to changes in tax laws and regulations, accounting principles or other applicable laws or regulations.
      The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the stock issuance program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.
      Outstanding restricted stock units or other stock-based awards under the stock issuance program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those units or awards, if the performance goals or service requirements established for such units or awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding restricted stock units or other stock-based right awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to units or awards which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.
      Automatic Grant Program. Under the automatic grant program, non-employee board members will receive a series of automatic grants of stock options and restricted stock unit awards over their period of board service. All grants under the Automatic Grant Program will be made in strict compliance with the express provisions of such program, and shareholder approval of this Proposal will also constitute pre-approval of each option grant and restricted stock unit award made under the Automatic Grant Program on or after the date of the Annual Meeting and the subsequent exercise of those options and the subsequent issuance of the shares subject to those restricted stock unit awards in accordance with the terms of the program summarized below.
      Two types of awards will be made under the program:

•	Initial Awards. Each individual who first becomes a non-employee member of the board on or after the date of the Annual Meeting will, at the time of his or her election to the board, receive an option grant to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in the employ of the Company of any of its parents or subsidiaries. The specific number of shares subject to the initial award will be determined by the compensation committee of our board of directors, but will not exceed 10,000 shares for the option component or more than 3,000 shares for the restricted stock unit component.

•	Annual Award. On the date of each annual shareholders meeting, beginning with the Annual Meeting, each individual who will continue to serve as a non-employee Board member will automatically be granted an option to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided such individual has served as a non-employee board member for at least six (6) months. The specific number of shares subject to the initial award will be determined by the compensation committee of our board of directors, but will not exceed 3,000 shares for the option component or more than 750 shares for the restricted stock unit component. There will be no limit on the number of such annual awards any one eligible non-employee member of the Board may receive over his or her period of continued service on the Board, and non-employee members of the Board who have previously been in the Company’s employ will be eligible to receive one or more such annual awards over their period of service on the Board.

      It is currently anticipated that the annual award to the non-employee board members at the Annual Meeting will be comprise of an option grant for 2,000 shares and a restricted stock unit award for an additional 500 shares.
      Each option grant under the program will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a term of seven years, subject to earlier termination following the optionee’s cessation of board service. The option will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the option which are not vested at the time of the optionee’s cessation of board service. The shares subject to each initial 10,000-or-less-share automatic option grant will vest in four successive equal annual installments upon the optionee’s completion of each year of board service over the four-year period measured from the grant date. The shares subject to each annual automatic option grant made to a continuing board member will vest upon the earlier of (i) that individual’s completion of one year of board service measured from the grant date or (ii) such individual’s continuation in board service through the day immediately preceding the date of the next annual shareholders meeting following such grant date. However, the shares will immediately vest in full upon the optionee’s death or disability while a board member or upon the occurrence of certain changes in ownership or control.
      The option grants under the automatic option grant program will be taxable as non-statutory options under the Federal income tax laws.
      The initial restricted stock unit award made to a newly elected or appointed non-employee board member will vest in a series of four (4) successive equal annual installments upon his or her completion of each year of board service over the four (4)-year period measured from the award date. Each annual restricted stock unit award made to a continuing non-employee board member will vest upon his or her continuation in board service through the earlier of (i) the completion of the one (1)-year period of service measured from the award date or (ii) the individual’s continuation in such service capacity through the day immediately preceding the next annual shareholders meeting following such award date. However, each restricted stock unit award held by a non-employee director under the automatic grant program will immediately vest in full upon certain changes in control or ownership or his or her cessation of board service by reason of death or disability. As the restricted stock units vest in one or more installments, the shares of common stock underlying those vested units will be promptly issued.
Stock Awards — Predecessor Plan
      The following table sets forth, as to our Chief Executive Officer, our other most highly compensated executive officers (with base salary and bonus for the 2005 fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of our common stock subject to option grants made under the 1995 and 2001 predecessor plans from January 1, 2005 through April 10, 2006, together with the weighted average exercise price per share in effect for such option grants.

	Number of
	Shares	Weighted
	Underlying	Average
	Options	Exercise Price
Name and Position	Granted (#)	Per Share ($)

Ernest A. Bates, M.D.	—	—
Craig K. Tagawa	14,500	6.16
All current executive officers as a group (3 persons)	18,500	6.16
Directors:
Ernest R. Bates	8,000	6.16
Olin C. Robison	8,000	6.16
John F. Ruffle	4,000	6.16
Stanley S. Trotman	4,000	6.16
All current non-employee directors as a group (4 persons)	24,000	6.16
All employees, including current officers who are not executive officers, as a group (9 persons)	35,580	6.07
New Plan Benefits
      No Awards will be made under the 2006 Plan at any time prior to shareholder approval of the plan at the Annual Meeting. If such shareholder approval is obtained, then the following non-employee members of our board will each receive an automatic option grant for 2,000 shares of our common stock and a restricted stock unit award covering an additional 500 shares upon his election to the board at the Annual Meeting: Ernest R. Bates, Olin Robison, John Ruffle and Stanley Trotman, Jr. Each such option grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date.
General Provisions
      Vesting Acceleration. In the event we should experience a change in control, the following special vesting acceleration provisions will be in effect for all options, stock appreciation rights and other awards granted or made under the discretionary grant and stock issuance programs:

(i) Each outstanding Award under the discretionary grant program will automatically accelerate in full upon a change in control, if that Award is not assumed or otherwise continued in effect by the successor corporation or replaced with a cash retention program which preserves the spread existing on the unvested shares subject to the Award (the excess of the fair market value of those shares over the exercise or base price payable for such shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares.

(ii) All unvested shares outstanding under the discretionary grant and stock issuance programs will immediately vest upon a change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. Each outstanding restricted stock unit or other stock-based award under the stock issuance program will vest as to the number of shares of our common stock subject to such unit or award upon the occurrence of a change in control, unless the unit or award is assumed by the successor corporation or otherwise continued in effect.

(iii) The plan administrator will have complete discretion to grant one or more Awards under the discretionary grant program which will become exercisable as to all the underlying shares in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those Awards are assumed or otherwise continued in effect. Outstanding awards under the stock issuance program may also be structured to vest in full on an accelerated basis upon similar terms and conditions.

(iv) The plan administrator will have the discretion to structure one or more Awards under the discretionary grant program so that those Awards rights will immediately vest upon a change in control, whether or not the Awards are to be assumed or otherwise continued in effect. The plan administrator may also structure unvested stock issuances or restricted stock units or other share rights awards under the stock issuance program so that those awards will in all events vest immediately upon a change in control.

(v) A change in control will be deemed to occur in the event (a) we are acquired by merger or asset sale or (b) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our shareholders.

(vi) The plan administrator will also have the discretionary authority to structure one or more outstanding Awards under the discretionary grant program so that those Awards will, immediately prior to the effective date of a hostile take-over, become exercisable as to all the shares of common stock at the time subject to those Awards. In addition, the plan administrator will have the authority to structure one or more Awards under the stock issuance program so that the shares of common stock subject to those Awards will immediately vest upon the consummation of a hostile take-over. Alternatively, the plan administrator may condition such vesting acceleration upon the subsequent termination of the individual’s service within a designated period following the effective date of such hostile take-over.

(vii) A hostile take-over will be deemed to occur if (a) there is a change in the majority of our board of directors as a result of one or more contested elections for board membership or (b) securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are acquired pursuant to a hostile tender offer.
      The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.
      Changes in Capitalization. In the event any change is made to the outstanding shares of our common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2006 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted Awards (whether vested or unvested) under the 2006 Plan per calendar year; (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right; (iv) the number and/or class of securities subject to each outstanding restricted stock unit or other stock based award and the cash consideration (if any) payable per share; and (v) the maximum number and/or class of securities for which grants may subsequently be made under the automatic grant program to new and continuing non-employee board members. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2006 Plan or the outstanding Awards there under.
      Valuation. The fair market value per share of our common stock on any relevant date under the 2006 Plan will be deemed to be equal to the closing selling price per share on that date on the American Stock Exchange. On April 10, 2006, the fair market value per share of our common stock determined on such basis was $7.00.
      Shareholder Rights and Transferability. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of our common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2006 Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.
      A participant will have certain shareholder rights with respect to any shares of common stock issued to him or her under the 2006 Plan, whether or not his or her interest in those shares is vested. Accordingly, the participant will have the right to vote such shares and to receive any regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate.
      Special Tax Election. The plan administrator may provide one or more holders of Awards under the 2006 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise, vesting or issuance of those Awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our common stock in payment of such withholding tax liability.
      Amendment and Termination. Our board of directors may amend or modify the 2006 Plan at any time, subject to any shareholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the American Stock Exchange) on which our shares of common stock are at the time primarily traded. Unless sooner terminated by our board of directors, the 2006 Plan will terminate on the earliest of (i) February 22, 2016 (ii) the date on which all shares available for issuance under the 2006 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding Awards in connection with certain changes in control or ownership.
Summary of Federal Income Tax Consequences
      The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the 2006 Plan.
      Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:
      Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.
      Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

      If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.
      Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect the withholding taxes applicable to such income from the optionee.
      If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.
      We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.
      Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and we will be required to collect the withholding taxes applicable to such income from the holder.
      We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
      Direct Stock Issuances. The tax principles applicable to direct stock issuances under the 2006 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.
      Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect the withholding taxes applicable to such income from the holder.
      We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
      Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the 2006 Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the stock issuance program will be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

Accounting Treatment
      Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS 123R, we will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock units and all other awards under the 2006 Plan. Accordingly, stock options and stock appreciation rights which are granted to our employees and non-employee Board members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated service period of the award, which is generally the vesting period. Similar option expensing will be required for any unvested options outstanding on the January 1, 2006 effective date of the new accounting standards, with the grant date fair value of those unvested options to be expensed against our reported earnings over the remaining vesting period. For shares issuable upon the vesting of restricted stock units awarded under the 2006 Plan, we will be required to amortize over the service period, which is generally the vesting period, a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.
      Option grants and other awards made under the 2006 Plan to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of each such award as measured on each vesting date for that award. Accordingly, such charge will include the appreciation in the fair value of the award over the period between the grant date and each applicable vesting date.
Required Vote and Board Recommendation
      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting on Proposal No. 2, provided that affirmative vote also represents at least majority of the voting power required to constitute a quorum at the Annual Meeting, is required for approval of the 2006 Plan. Should such approval not be obtained, then the 2006 Plan will not be implemented. However, the existing 2001 Stock Option Plan will continue in full force and effect until its May 17, 2011 expiration date and option grants may continue to be made under that plan until such expiration date.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE APPROVAL OF THE COMPANY’S 2006 STOCK INCENTIVE PLAN.
PROPOSAL 3 — APPROVAL OF THE LONG TERM INCENTIVE COMPENSATION PLAN
Background and Reasons for Adoption
      Our Board of Directors adopted the Long-Term Incentive Compensation Plan (the “Plan”) on February 23, 2006 in order to provide our executive officers and other individuals in our employ who are essential to our financial growth and success with the opportunity to earn additional incentive compensation contingent upon our attainment of pre-established performance objectives and to defer any compensation so earned until a specified date or termination of employment. The implementation of the Plan is subject to shareholder approval at the Annual Meeting.
      The Plan is designed to advance our “pay for performance” policy by creating a substantial bonus potential for each participant tied solely to our achievement of financial objectives designed to expand our business operations and create shareholder value. We believe that the Plan will help us attain such goals and also provide us with an important compensation vehicle to attract and retain high performing executives on a competitive basis. The Plan will serve as a long-term performance incentive program that will be in addition to our annual bonus program for executive officers and other key management personnel.

      The payments under the Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). In general, Section 162(m) limits the amount of compensation we can deduct for federal income tax purposes per covered individual to $1 million per year. The individuals subject to this limitation include our Chief Executive Officer and each of our other four highly compensation executive officers for the year. However, the Section 162(m) limit does not apply to any compensation which qualifies as “performance based.” One of the principal requirements for such performance-based compensation is that the compensation be paid pursuant to a shareholder-approved plan which sets forth the types of performance milestones which will serve as the basis for bonus payments under the Plan, the class of employees eligible to participate in the Plan, the maximum bonus amount payable per participant and the other material features of the Plan.
      Accordingly, if the shareholders approve this Proposal, we anticipate that all payments under the Plan upon the attainment of the established performance milestones will be deductible by us for federal income tax purposes without any limitation under Section 162(m) of the Code.
      The following is a summary of the principal features of the Plan. However, such summary is not intended to be a complete description of all provisions of the Plan. Any shareholder who wishes to obtain a copy of the actual plan document may do so upon written request to Investor Relations, American Shared Hospital Services, Four Embarcadero Center, Suite 3700, San Francisco, California 94111.
      Administration. The Plan will be administered by the compensation committee of our Board of Directors, so long as that committee is comprised of two or more non-employee Board members who qualify as “outside directors” under Code Section 162(m). Otherwise, a Board committee meeting that requirement will be appointed as the plan administrator. For purposes of this summary, the Board committee serving as administrator will be referred to as the plan administrator.
      Authority. The plan administrator will have full and complete authority to administer the Plan and select the eligible employees who are to participate in the Plan. The plan administrator will also be responsible for the interpretation and construction of any provision of the Plan and the adoption of rules and regulations for plan administration. The plan administrator will make all decisions relating to an individual’s eligibility for participation in the Plan, his or her entitlement to benefits there under and the amount of any such benefit entitlement.
      Eligibility. Participation in the Plan is limited to our executive officers and any other individuals with management responsibilities who are determined by the plan administrator to be eligible for participation. As of April 10, 2006, two executive officers and one other key employee were eligible to participate in the Plan.
      Establishment of Performance Period and Performance Objectives. The plan administrator will have complete discretion to implement one or more performance periods under the Plan in accordance with the following parameters:

(i) Each period will consist of one (1) or more consecutive calendar years, up to a five (5)-year maximum. The plan administrator will, within the first ninety (90) days of the performance period, designate the actual number of calendar years which will comprise that period.

(ii) The plan administrator will, within the first ninety (90) days of each performance period, establish the specific performance goals and objectives which must be attained for that performance period based on one or more of the following performance milestones: (1) return on total shareholder equity; (2) earnings per share. (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) the formation of joint ventures or the completion of other corporate transactions intended to enhance our revenue or profitability or enhance our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary.

(iii) For each specific performance objective, the plan administrator will establish threshold, target and maximum levels of attainment. With respect to any performance objective which is to be calculated in a manner which deviates from generally acceptable accounting standards, the plan administrator will specify the deviations at the time the performance objective is set. Accordingly, one or more of the following items may be excluded from the calculation of the performance objective: extraordinary, unusual or non-recurring items of gain, loss or expense; items of gain, loss or expense related to (a) the disposal of a business or discontinued operations or (b) the operations of any business acquired by Corporation during the performance period; reorganization and restructuring cost and expenses; and items of gain, loss or expense attributable to changes in tax laws and regulations, accounting principles or other applicable laws or regulations.

      Bonus Formula. The plan administrator will also, within the first ninety (90) days of the performance period, establish for each participant the formula for calculating the bonus to which he or she may become entitled for that performance period based on the level at which each performance milestone is actually attained. Accordingly, for each performance milestone, the formula will designate a threshold, target and above-target dollar contribution to the participant’s bonus entitlement, with the actual dollar amount of such contribution to be based on the actual level of attainment of each performance objective. The various levels of contribution designated for each performance objective may be tied to percentages or multiples of the average of the annual rates of base salary in effect for the participant at the start of each calendar year within the applicable performance period.
      Maximum Bonus Amount. The maximum bonus payable per participant will be limited to the dollar amount determined by multiplying the number of calendar years in the performance period by Two Hundred Fifty Thousand Dollars ($250,000). Such maximum amount will be pro-rated for any participant entitled only to a pro-rata bonus for the period.
      Service Requirement. A participant will not become entitled to a bonus for a particular performance period unless he or she continues in our employ through the completion of that performance period or ceases employment by reason of retirement, death, disability or an involuntary termination (other than for cause). However, a participant who ceases, for any of the foregoing reasons, to remain in our employ prior to the completion of the performance period will only be entitled to a pro-rated bonus. Should a participant leave our employ for any other reason prior the completion of the performance period, then he or she will not be entitled to any bonus for that period.
      Determination of Individual Bonus Amount. The actual bonus amount for each participant will be determined pursuant to the following procedure:

(i) As soon as administratively practicable following the completion of the performance period, the plan administrator will, on the basis of the audited financial statements for the fiscal years included within that period, determine the actual level of attainment for each performance objective and then measure that level of attainment against the threshold level, the target level and the above-target level of attainment established for that performance objective.

(ii) The plan administrator will certify in writing the actual level of attainment of each such performance objective. Based on such certification, the plan administrator will determine each participant’s bonus by aggregating the dollar amounts earned for each performance milestone based on the actual level of attainment. To the extent the actual level of attainment for any performance milestone is at a point between two of the levels established by the plan administrator, the dollar amount of the portion of the bonus tied to that milestone will be pro-rated between the two points on a straight-line basis. In no event will any bonus be earned with respect to a particular performance milestone if the actual level of attainment is below threshold.

(iii) The plan administrator will have complete and absolute discretion to reduce the bonus determined for one or more participants in accordance with the foregoing procedure, but no such reduction will result in an increase to the bonus of any other participant.

      Deferral Election. A participant may make an advance election to defer the receipt of all or part of the bonus he or she earns. The participant may designate certain dates or events (such as separation from service or a change in control) for the payment of the deferred bonus and may elect to receive the payment at that time in either a lump sum or an installment distribution over a period not to exceed five years. In the absence of such a deferral election, the bonus will be paid in a lump sum on or about March 15 of the calendar year following the completion of the performance period.
      Deferred Balance. The amount of the deferred bonus will be credited to an account established for the participant on our books. The account will be adjusted periodically to reflect the earnings, gains and losses tied to one or more investment funds selected by the participant from the alternatives under the plan. The investment choices will mirror the investment funds available under our employee 401(k) savings plan, but no actual investments will be made on the participant’s behalf. The investment return will be solely in the form of book entries to the participant’s account.
      Effective Date. The Plan will not become effective unless approved by the shareholders at the Annual Shareholders Meeting. In the event of such shareholder approval, the first performance period may commence with the 2007 or any subsequent calendar year.
      Power to Amend. The Board may at any time amend the provisions of the Plan to any extent and in any manner the Board deems advisable, subject to any shareholder approval requirements under Code Section 162(m) or any other applicable law or regulation. No amendment will be made which would cause bonuses payable under the Plan to fail to qualify for the performance-based compensation exemption from the deduction limitations of Section 162(m).
New Plan Benefits
      As of April 10, 2006, no performance period has been established under the Plan, and no bonus awards have been made.
Tax Summary
      The participant will recognize ordinary income in the year in which the bonus is paid to such individual, and we will be required to collect certain withholding taxes applicable to such income from him or her. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the bonus is paid. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the participant.
      We anticipate that any bonuses paid by us under the Plan will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers.
Voting on the Proposal
      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting thereon, is required for approval of the Plan, provided with the shares voting affirmatively must also constitute at least a majority of the voting power required to constitute a quorum at the Annual Meeting. In the event stockholders do not approve this proposal, the Plan will not be implemented.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 3. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE APPROVAL OF THE COMPANY’S LONG TERM INCENTIVE COMPENSATION PLAN.
PROPOSAL NO. 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Company’s consolidated financial statements for the years ended December 31, 2005, 2004 and 2003 have been audited by Moss Adams LLP. The Audit Committee has appointed Moss Adams LLP to be the

Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006, subject to Shareholder ratification at the Meeting (see Proposal No. 4).
      Representatives of Moss Adams LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.
      The aggregate fees billed by Moss Adams LLP and their respective affiliates for professional services performed for 2005 and 2004 are as follows:

		Audit-
	Audit	Related		All Other
	Fees (a)	Fees (b)	Tax Fee (c)	Fees (d)	Total Fees

2005	$84,000	$12,000	$51,000	$0	$147,000
2004	$77,000	$12,000	$42,000	$0	$131,000

(a)	Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and review of interim condensed consolidated financial statements included in our quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.

(b)	Audit related fees were primarily related to meetings with the audit committee, attendance at the annual stockholder meeting, accounting advice, review of comment letter received from the SEC and advice related to Section 404 of the Sarbanes-Oxley Act.

(c)	Consists of tax compliance and preparation and other tax services.

(d)	Consists of fees for all other services other than those reported above.
      All of the above services were approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
      The Audit Committee pre-approves services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees do not impair the Independent Registered Public Accounting Firm’s independence. The Independent Registered Public Accounting Firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the Independent Registered Public Accounting Firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the Securities and Exchange Commission. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 4. PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.
SHAREHOLDER PROPOSALS
      Under certain circumstances, shareholders are entitled to present proposals at shareholders’ meetings. To be eligible for inclusion in the Proxy Statement for the Company’s next Annual Meeting of Shareholders, a shareholder proposal must be received at the Company’s principal executive offices prior to February 1, 2007. A Shareholder’s notice should list each proposal and contain a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the number of shares held by the shareholder; and any material interest of the shareholder in the business.
ANNUAL REPORT
      The Company’s 2005 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this proxy statement.

By Order of the Board of Directors

Willie R. Barnes
Corporate Secretary
Dated: April 28, 2006
San Francisco, California

APPENDIX A
AMERICAN SHARED HOSPITAL SERVICES
2006 STOCK INCENTIVE PLAN
ARTICLE ONE
GENERAL PROVISIONS
     I. PURPOSE OF THE PLAN
          This 2006 Stock Incentive Plan is intended to promote the interests of American Shared Hospital Services, a California corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.
          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.
     II. STRUCTURE OF THE PLAN
          A. The Plan shall be divided into three separate equity incentive programs:
          - the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,
          - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and
          - the Automatic Grant Program under which eligible non-employee Board members will automatically receive grants at designated intervals over their period of continued Board service.
          B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN
          A. The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any Awards made to the members of the Compensation Committee other than pursuant to the Automatic Grant Program must be authorized by a disinterested majority of the Board.
          B. Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.
          C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs under its jurisdiction or any Award thereunder.
          D. Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award made thereunder..
          E. Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any Award made under that program, except that the Compensation Committee shall have the express authority to establish from time to time the specific number of shares to be subject to the initial and annual Awards made to the non-employee Board members under such program.

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     IV. ELIGIBILITY
          A. The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:
          (i) Employees,
          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and
          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).
          B. The Plan Administrator shall have full authority to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award,, the time or times when the Award is to vest and become exercisable, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option and (ii) with respect to Awards made under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedules applicable to the shares which are the subject of such Award and the cash consideration (if any) payable for those shares.
          C. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Grant Program or to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program.
          D. The individuals who shall be eligible to participate in the Automatic Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s shareholders, and (ii) those individuals who continue to serve as non-employee Board members on or after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an Award under the Automatic Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic Awards under the Automatic Grant Program while he or she continues to serve as a non-employee Board member.

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     V. STOCK SUBJECT TO THE PLAN
          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to seven hundred fifty thousand (750,000) shares. Such share reserve is comprised of (i) the number of shares of Common Stock available for issuance under the Predecessor Plans on the Plan Effective Date, including the shares subject to options outstanding at that time under the Predecessor Plans, and (ii) an additional increase of approximately three hundred sixty thousand (360,000) shares of Common Stock. The Plan shall serve as the successor to the Predecessor Plans, and no further stock option grants or stock issuances shall be made under those Predecessor Plans on or after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date shall be transferred to this Plan as part of the initial share reserve hereunder and shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options with respect to their acquisition of shares of Common Stock thereunder. To the extent any options outstanding under the Predecessor Plans on the Plan Effective Date expire or terminate unexercised, the number of shares of Common Stock subject to those expired or terminated options at the time of expiration or termination shall be available for one or more Awards made under this Plan.
          B. No one person participating in the Plan may receive Awards for more than one hundred fifty thousand (150,000) shares of Common Stock in the aggregate per calendar year.
          C. Shares of Common Stock subject to outstanding Awards made under the Plan (including the options transferred from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred

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in connection with the issuance, exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares issued, exercised or vesting under such Award, calculated in each instance prior to any such share withholding.
          D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may receive Awards under the Plan per calendar year, (iii) the maximum number and/or class of securities for which stock option grants and restricted stock unit awards may subsequently be made under the Automatic Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant Program and (v) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share. To the extent the foregoing adjustments are to be made to outstanding Awards, such adjustments shall be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those Awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.
          E. Outstanding Awards under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE TWO
DISCRETIONARY GRANT PROGRAM
     I. OPTION TERMS
          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.
          A. Exercise Price.
               1. The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.
               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:
               (i) cash or check made payable to the Corporation,
               (ii) shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the requisite period (if any) necessary to avoid any additional charges to the Corporation’s earnings for financial reporting purposes, or
               (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.
          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

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          B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of seven (7) years measured from the grant date.
          C. Effect of Termination of Service.
               1. The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service or death:
               (i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.
               (ii) Any option held by the Optionee at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.
               (iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.
               (iv) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.
          2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:
               (i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as

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the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,
               (ii) include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or
               (iii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
          D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.
          E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.
          F. Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:
               (i) Incentive Options: During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.
               (ii) Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust

8

established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.
               (iii) Beneficiary Designations. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
     II. INCENTIVE OPTIONS
          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
          A. Eligibility. Incentive Options may only be granted to Employees.
          B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).
          To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.
          C. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

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     III. STOCK APPRECIATION RIGHTS
          A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.
          B. Types. Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).
          C. Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.
               1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.
               2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III shall be made in shares of Common Stock valued at Fair Market Value on the option surrender date.
               3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than seven (7) years after the date of the option grant.
          D. Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:
               1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of seven (7) years measured from the grant date. Upon exercise of the Stand-

10

alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.
               2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.
               3. Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.
               4. The distribution with respect to an exercised Stand-alone Right shall be made in shares of Common Stock valued at Fair Market Value on the exercise date.
               5. The holder of a Stand-alone Right shall have no shareholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.
          E. Post-Service Exercise. The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the

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Discretionary Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.
          F. Gross Counting. Upon the exercise of any Tandem or Stand-alone Right under this Section III, the share reserve under Section V of Article One shall be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares actually issued by the Corporation upon such exercise.
     IV. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. In the event of a Change in Control, each outstanding Award under the Discretionary Grant Program shall automatically accelerate so that each such Award shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding Award under the Discretionary Grant Program shall not become exercisable on such an accelerated basis if and to the extent: (i) such Award is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Award is to be replaced with a cash retention program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the Award is not otherwise at that time vested and exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule in effect for that Award or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator.
          B. All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.
          C. Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.
          D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in

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Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan (iii) the maximum number and/or class of securities which may be issued without cash consideration under the Stock Issuance Program and (iv) the maximum number and/or class of securities for which any one person may receive Awards under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
          E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards rights under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.
          F. The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall become exercisable as to all the shares of Common Stock at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.
          G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Hostile Take-Over, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may

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condition the automatic acceleration of one or more outstanding Awards under the Discretionary Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Hostile Take-Over.
          H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.
     V. PROHIBITION ON REPRICING PROGRAMS
          The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in equity securities of the Corporation or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining shareholder approval.

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ARTICLE THREE
STOCK ISSUANCE PROGRAM
     I. STOCK ISSUANCE TERMS
          Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.
          A. Issue Price.
               1. The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.
               2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
               (i) cash or check made payable to the Corporation,
               (ii) past services rendered to the Corporation (or any Parent or Subsidiary); or
               (iii) any other valid consideration under the California Corporation Code.
          B. Vesting Provisions.
               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to

15

share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.
               2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total shareholder equity; (2) earnings per share of Common Stock; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. The performance goals may, at the time they are established for one or more Awards under the Stock Issuance Program, be subject to adjustment for one or more of the following items: extraordinary, unusual or non-recurring items of gain, loss or expense; items of gain, loss or expense related to (a) the disposal of a business or discontinued operations or (b) the operations of any business acquired by Corporation; accruals for reorganization and restructuring cost and expenses; and items of gain, loss or expense attributable to changes in tax laws and regulations, accounting principles or other applicable laws or regulations.
               3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

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               4. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements. The Participant shall not have any shareholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.
               5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.
               6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II of this Article Three.
               7. Outstanding share right awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards or units which were intended, at the time those awards or units were granted, to qualify as performance-based compensation under Code Section 162(m), except in

17

the event of the Participant’s Involuntary Termination or as otherwise provided in Section II of this Article Three.
     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.
          B. Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such consideration shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
          C. If an Award under the Stock Issuance Program is not assumed or otherwise continued in effect or replaced with a cash retention program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control and provides for the subsequent payout of that value in accordance with the same vesting schedule applicable to those shares, then such Award shall vest, and the shares of Common Stock subject to that Award shall be issued as fully-vested shares, immediately prior to the consummation of the Change in Control.
          D. The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction.
          E. The Plan Administrator shall also have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in

18

whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Hostile Take-Over.
          F. The Plan Administrator’s authority under Paragraphs D and E of this Section II shall also extend to any Awards under the Stock Issuance Program which are intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those issuances, units or awards pursuant to Paragraph D or E of this Section II may result in their loss of performance-based status under Code Section 162(m).

19

ARTICLE FOUR
AUTOMATIC GRANT PROGRAM
     I. TERMS
          A. Grant Dates. Grants shall be made pursuant to the Automatic Grant Program in effect under this Article Four as follows:
               1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2006 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase not more than ten thousand (10,000) shares of Common Stock and restricted stock units covering not more than three thousand (3,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary. The actual number of shares for which such initial option grant and restricted stock unit award shall be made shall (subject to the respective ten thousand (10,000) and three thousand (3,000)-share limits) be determined by the Plan Administrator at the time of each such grant.
               2. On the date of each annual shareholders meeting, beginning with the 2006 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a Non-Statutory Option to purchase not more than three thousand (3,000) shares of common stock and restricted stock units covering up to not more than an additional one thousand (1,000) shares of Common Stock, provided that such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such option grants and restricted stock unit awards any one continuing non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants and restricted stock unit awards over their period of continued Board service. The actual number of shares for which such annual option grants and restricted stock unit awards are made to each continuing non-employee Board member shall (subject to the respective three thousand (3,000) and one thousand (1,000)-share limits) be determined by the Plan Administrator on or before the date of the annual shareholders meeting on which those grants are to be made.
          B. Exercise Price.
               1. The exercise price per share for each option granted under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

20

               2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
          C. Option Term. Each option granted under this Article Four shall have a maximum term of seven (7) years measured from the option grant date, subject to earlier termination following the Optionee’s cessation of Service.
          D. Exercise and Vesting of Options. Each option granted under this Article Four shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase, upon the Optionee’s cessation of Service prior to vesting in those shares. The shares subject to each initial ten thousand (10,000)-share-or-less grant shall vest, and the Corporation’s repurchase right shall lapse, in four (4) successive equal annual installments upon the Optionee’s completion of each year of service as a non-employee Board member over the four (4)-year period measured from the option grant date. The shares subject to each annual three thousand (3,000)-share-or-less grant made to a non-employee Board member for his or her continued Board service shall vest, and the Corporation’s repurchase right shall lapse, in one installment upon the earlier of (i) the Optionee’s completion of one (1)-year of service as a non-employee Board member measured from the grant date or (ii) the Optionee’s continuation in such Board service through the day immediately preceding the next annual shareholders meeting following such grant date.
          E. Vesting of Restricted Stock Units and Issuance of Shares. Each restricted stock unit award for up to three thousand (3,000) shares shall vest in a series of four (4) successive equal annual installments upon the individual’s completion of each year of service as a non-employee Board member over the four (4)-year period measured from the date that award is made. Each restricted stock unit award for up to one thousand (1,000) shares shall vest in one installment upon the earlier of (i) the individual’s completion of one (1)-year of service as a non-employee Board member measured from the date that award is made or (ii) the individual’s continuation in such Board service through the day immediately preceding the next annual shareholders meeting following such grant date. However, each restricted stock unit award held by an individual under the Automatic Grant Program will immediately vest in full upon his or her cessation of Board service by reason of death or Permanent Disability. As the restricted stock units under the Automatic Grant Program vest in one or more installments, the shares of Common Stock underlying those vested units shall be promptly issued.
          F. Limited Transferability of Options. Each option under this Article Four may be assigned in whole or in part during the Optionee’s lifetime to one or more of his or her Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the

21

person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
          G. Termination of Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases Service:
               (i) The Optionee (or, in the event of Optionee’s death while holding the option, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Service in which to exercise such option.
               (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.
               (iii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason (other than cessation of Board service by reason of death or Permanent Disability), terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

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     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. In the event of any Change in Control while the individual remains in Service, the following provisions shall apply:
          (i) Should a Change in Control occur prior to the Optionee’s cessation of Service, then the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.
          (ii) The shares of Common Stock which are at the time of such Change in Control subject to any outstanding restricted stock units awarded to such individual under the Automatic Grant Program shall, immediately prior to the effective date of the Change in Control, vest in full and be issued to such individual as soon as administratively practicable thereafter, but in no event later than fifteen (15) business days.
          B. In the event of a Hostile Take-Over while the individual remains in Service, the following provisions shall apply:
          (i) The shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term.
          (ii) The shares of Common Stock which are at the time of the Hostile Take-Over subject to any restricted stock units awarded to such individual under this Automatic Grant Program shall, immediately prior to the effective date of the Hostile Take-Over, vest in full and be issued to such individual as soon as administratively practicable thereafter, but in no event later than fifteen (15) business days.

23

          C. All outstanding repurchase rights under this Automatic Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.
          D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Automatic Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
     III. REMAINING TERMS
          The remaining terms of each grant shall be the same as the terms in effect for option grants made under the Discretionary Grant Program, including the prohibition on repricing contained in Section V of Article Two.
     IV. ALTERNATIVE AWARDS
          The Compensation Committee shall have full power and authority to award, in lieu of one or more initial or annual automatic option grants under this Article Four, unvested shares of Common Stock or restricted stock units which in each instance have an aggregate Fair Market Value substantially equal to the fair value (as determined for financial reporting purposes in accordance with Financial Accounting Standard 123R or any successor standard) of the automatic option grant which such award replaces. Any such alternative award shall be made at the same time the automatic option grant or restricted stock unit award which it replaces would have been made, and the vesting provisions (including vesting acceleration) applicable to such award shall be substantially the same as in effect for the automatic option grant or restricted stock unit award so replaced.

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ARTICLE FIVE
MISCELLANEOUS
     I. TAX WITHHOLDING
          A. The Corporation’s obligation to deliver shares of Common Stock upon the issuance, exercise or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.
          B. The Plan Administrator may, in its discretion, provide any or all Optionees and Participants to whom Awards are made under the Plan (other than the Awards made under the Automatic Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such individuals may become subject in connection with the issuance, exercise or vesting of those Awards. Such right may be provided to any such holder in either or both of the following formats:
               Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise or vesting of such Award, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by such individual. The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan.
               Stock Delivery: The election to deliver to the Corporation, at the time of the issuance, exercise or vesting of the Award, one or more shares of Common Stock previously acquired by such holder (other than in connection with the issuance exercise or vesting of the shares triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.
     II. SHARE ESCROW/LEGENDS
          Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.
     III. EFFECTIVE DATE AND TERM OF THE PLAN
          A. The Plan shall become effective on the Plan Effective Date.

25

          B. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or stock issuances shall be made under the Predecessor Plans if this Plan is approved by the stockholders at the 2006 Annual Meeting. Such stockholder approval be obtained, then all options outstanding under the Predecessor Plans at the time of the 2006 Annual Meeting shall be transferred to this Plan.
          C. The Plan shall terminate upon the earliest to occur of (i) February 22, 2016, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on February 22, 2016, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.
     IV. AMENDMENT OF THE PLAN
          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Common Stock is at the time primarily traded.
          B. The Compensation Committee of the Board shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made.
          C. Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by shareholder approval of an amendment of the Plan authorizing such increase. If shareholder approval is required and is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.
     V. USE OF PROCEEDS
          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

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     VI. REGULATORY APPROVALS
          A. The implementation of the Plan, the grant of any Award and the issuance of shares of Common Stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.
          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.
     VII. NO EMPLOYMENT/SERVICE RIGHTS
          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX
          The following definitions shall be in effect under the Plan:
          A. Annual Meeting shall mean the annual meeting of the Corporation’s shareholders.
          B. Automatic Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.
          C. Award shall mean any of the following stock or stock-based awards authorized for issuance or grant under the Plan: stock option, stock appreciation right, direct stock issuance, restricted stock or restricted stock unit award or other stock-based award.
          D. Board shall mean the Corporation’s Board of Directors.
          E. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:
          (i) a merger, consolidation or other reorganization approved by the Corporation’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,
          (ii) a shareholder-approved sale, transfer or other disposition (including in whole or in part through one or more licensing arrangements) of all or substantially all of the Corporation’s assets, or
          (iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or

A-1.

series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing shareholders.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Common Stock shall mean the Corporation’s common stock.
          H. Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.
          I. Corporation shall mean American Shared Hospital Services, a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of American Shared Hospital Services which has by appropriate action assumed the Plan.
          J. Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.
          K. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Grant Program in accordance with the eligibility provisions of Articles One and Four.
          L. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
          M. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.
          N. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
          (i) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after- hours trading begins) on the NASDAQ National Market on the date in question, as such price is reported by the National Association of Securities Dealers. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

A-2.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
          O. Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.
          P. Hostile Take-Over shall mean a change in ownership or control of the Corporation effected through either of the following transactions:
          (i) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or
          (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders which the Board does not recommend such shareholders to accept.
          Q. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
          R. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:
          (i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

A-3.

          (ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.
          S. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.
          T. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          U. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
          V. Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Grant Program.
          W. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          X. Participant shall mean any person who is issued shares of Common Stock or restricted stock units or other stock-based awards under the Stock Issuance Program.
          Y. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the

A-4.

inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.
          Z. Plan shall mean the Corporation’s 2006 Stock Incentive Plan, as set forth in this document.
          AA. Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.
          BB. Plan Effective Date shall mean the date on which the Plan is approved by the shareholders at the 2006 Annual Meeting.
          CC. Predecessor Plans shall mean (i) the Corporation’s 2001 Stock Option Plan and (ii) the Corporation’s 1995 Stock Option Plan, as each such Plan is in effect immediately prior to the 2006 Annual Meeting.
          DD. Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.
          EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.
          FF. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to

A-5.

Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.
          GG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.
          HH. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.
          II. Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.
          JJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          KK. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).
          LL. Withholding Taxes shall mean the applicable income and employment withholding taxes to which to which the Optionee or Participant may become subject in connection with the issuance, exercise or vesting of the Award made to him or her under the Plan.

A-6.

Appendix B
AMERICAN SHARED HOSPITAL SERVICES
LONG-TERM INCENTIVE COMPENSATION PLAN
ARTICLE I
NAME AND PURPOSE
     1.01 Purpose. American Shared Hospital Services, a corporation duly organized and existing under the laws of State of California (the “Corporation”), hereby establishes the American Shared Hospital Services Long-Term Incentive Compensation Plan (the “Plan”) in order to provide a select group of management and other highly compensated individuals in the Corporation’s employ with the opportunity to earn additional incentive compensation contingent upon the Corporation’s attainment of pre-established performance objectives and their completion of designated service periods and to defer any compensation so earned until the expiration of a designated period of time, their separation from service with the Corporation or a substantial change in the control or ownership of the Corporation. The deferral features of the Plan shall function as a so-called “top hat” plan of deferred compensation and shall be subject to the provisions of the Employee Retirement Income Security Act of 1974 (as amended from time to time) applicable to such a plan.
     1.02 General. The benefits provided under the Plan shall be paid, as they become due, either directly from the Corporation’s general assets or through a grantor trust arrangement established in accordance with the provisions of Article VIII. The interest of each participant (and his or her beneficiary) in any benefits that become payable under the Plan shall be no greater than that of an unsecured creditor of the Corporation.
ARTICLE II
ADMINISTRATION OF THE PLAN
     2.01 Plan Administrator. The Plan shall be administered by a committee of two or more non-employee Board members who qualify as “outside directors” under Code Section 162(m) and Section 1.162-27(e) of the Treasury Regulations thereunder. The Board committee acting in such capacity shall hereinafter be referred to as the Plan Administrator and shall have full and complete authority to administer the Plan and select the Eligible Employees who are to participate in the Plan.
     2.02 Authority. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for plan administration shall be made by the Plan Administrator. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan, including (without limitation) all decisions relating to an individual’s eligibility for participation in the Plan, his or her entitlement to benefits hereunder and the amount of any such benefit entitlement. The Plan Administrator shall also have the discretionary authority to determine whether the involuntary termination of any Participant’s Employee status constitutes a Termination for Cause (pursuant to the criteria set forth in Section 3.18), and such determination shall be final and binding on the Participant for purposes of such Participant’s benefit entitlement (if any) under the Plan.
ARTICLE III
DEFINITIONS
     3.01 “Account” shall mean the account maintained on the Corporation’s books and records for each Participant who elects to defer any Long-Term Incentive Bonus such Participant earns under the Plan. The Participant’s Account will be divided into a series of subaccounts, and there will accordingly be a separate Deferral Subaccount for each Long-Term Incentive Bonus the Participant elects to defer under the Plan. Each outstanding Account under the Plan shall be adjusted periodically for investment earnings, gains and losses pursuant to Article VII.
     3.02 “Board” shall mean the Corporation’s Board of Directors.
     3.03 “Change in Control” shall mean a change in ownership or control of the Corporation effected through any of the following transactions:
     a.  a merger, consolidation or other reorganization approved by the Corporation’s shareholders in which the persons who beneficially owned (within the meaning of Rule 13d-3 of the 1934 Act) the Corporation’s outstanding voting securities immediately prior to such transaction do not immediately thereafter beneficially own, directly or indirectly and in substantially the same proportion, securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation, or
     b.  a shareholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or
     c.  the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board

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members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing shareholders.
     3.04 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
     3.05 “Corporation” shall mean American Shared Hospital Services Corporation and any successor or assignee corporation, whether by way of merger, acquisition or other reorganization.
     3.06 “Deferral Election” shall mean the irrevocable election filed by the Participant under Article VI of the Plan pursuant to which all or a portion of his or her Long-Term Incentive Bonus for a particular Earn-Out Period is to be deferred in accordance with the provisions of the Plan.
     3.07 “Disability or Disabled” shall mean the Participant’s inability to engage in any substantial gainful employment by reason of any physical or medical impairment which is expected to result in death or continue for a period of twelve (12) consecutive months or more.
     3.08 “Earn-Out Period” shall mean the period of one or more consecutive calendar years established by the Plan Administrator over which the Corporation must attain the Performance Milestones which the Plan Administrator has designated for that period.
     3.09 “Eligible Employee” shall mean any executive officer or any other individual with management responsibilities who is determined by the Plan Administrator to be a highly compensated Employee in accordance with the guidelines established from time to time by the Plan Administrator.
     3.10 “Employee” shall mean any person in the employ of the Corporation, subject to its control and direction as to both the work to be performed and the manner and method of performance.
     3.11 “Involuntary Termination” shall mean the termination of Employee status by reason of:
     (i) the Employee’s discharge or dismissal by the Corporation for any reason other than a Termination for Cause, or
     (ii) the Employee’s death or Disability.
     3.12 “Long-Term Incentive Bonus” shall mean the bonus to which the Participant may become entitled with respect to a particular Earn-Out Period on the basis of the Corporation’s attainment of the specific Performance Milestones the Plan Administrator has established for that Earn-Out Period.

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     3.13 1934 Act shall mean the Securities Exchange of 1934, as amended.
     3.14 Maximum Bonus Amount shall mean the maximum dollar amount of the Long-Term Incentive Bonus which a Participant may earn for any one Earn-Out Period. Such Maximum Bonus Amount shall be determined by the Plan Administrator within the first ninety (90) days of the Earn-Out Period, but in no event shall such amount exceed the dollar amount determined by multiplying the number of calendar years comprising the Earn-Out Period by Two Hundred Fifty Thousand Dollars ($250,000). For any pro-rated Long-Term Incentive Bonus which becomes payable under the Plan, the Pro-Rated Maximum Bonus Amount shall be determined by multiplying the Maximum Bonus Amount for the Earn-Out Period to which that bonus relates by a fraction, the numerator of which is the number of days the Participant continued in Employee status during that Earn-Out Period and the denominator of which is the total number of days in the calendar years comprising such Earn-Out Period.
     3.15 “Participant” shall mean each Eligible Employee who participates in the Plan.
     3.16 “Performance Milestones” shall mean one or more of the following performance goals as to which the Plan Administrator may designate specific objectives to be attained by the Corporation for a particular Earn-Out Period: (1) return on total shareholder equity; (2) earnings per share of Common Stock; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) the formation of joint ventures or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary.
     3.17 “Retirement” shall mean the Participant’s termination of Employee status (other than a Termination for Cause) on or after (i) his or her attainment of age sixty five (65) or (ii) his or her attainment of age fifty-five (55) and completion of at least fifteen (15) years of Employee status.
     3.18 “Termination for Cause" shall mean the Corporation’s termination of the Participant’s status as an Employee for one or more of the following reasons: (i) the Participant’s failure to correct deficiencies in his or her level of performance within a reasonable period of time following the identification of those deficiencies by the Board (in the case of the Chief Executive Officer) or by the Corporation’s Chief Executive Officer (in the case of any other Participant), (ii) the Participant’s habitual neglect of his or her duties or his or her repeated absenteeism, excessive tardiness or continued failure to follow established rules and procedures for the Corporation’s employees, (iii) the Participant’s commission of any act of fraud or

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embezzlement, (iv) any unauthorized use or disclosure by the Participant of material confidential information or trade secrets of the Corporation, (v) a material breach by the Participant of any of his or her fiduciary obligations as an officer of the Corporation or (vi) the Participant’s intentional and knowing participation in the preparation or release of false or materially misleading financial statements relating to the Corporation’s operations and financial condition or his or her intentional and knowing submission of any false or erroneous certification required of the Participant under the Sarbanes-Oxley Act of 2002 or any securities exchange on which shares of the Common Stock are at the time listed for trading or (vii) any other intentional misconduct by the Participant adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation to discharge or dismiss any Participant or other Employee for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for Termination for Cause.
     3.19 “Valuation Date” shall mean any date as of which the balance credited to each of the Participant’s Deferral Subaccounts is to be determined. If the date in question is coincident with a date on which the U.S. financial markets are open for business, then the Valuation Date shall be that same date; otherwise, the Valuation Date shall be first date immediately preceding the date in question on which the U.S. financial markets are open for business.
ARTICLE IV
PARTICIPATION
     4.01 Eligibility Rules. The Plan Administrator shall have absolute discretion in selecting the Eligible Employees who are to participate in each Earn-Out Period implemented under the Plan. The Participants for each Earn-Out Period shall be selected not later than the ninetieth (90th) day after the start date of that Earn-Out Period.
     4.02 Cessation of Participation. The Plan Administrator shall have complete discretion to exclude one or more individuals from Participant status for one or more subsequent Earn-Out Periods implemented under the Plan. If any individual is excluded from Participant status for one or more Earn-Out Periods, then such individual shall not be entitled to any Long-Term Incentive Bonus for those Earn-Out Periods. However, such individual shall continue to have the right, during his or her period of continued Employee status, to direct the hypothetical investment of any Deferral Subaccounts maintained on his or her behalf pursuant to the provisions of Article VI.

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ARTICLE V
LONG-TERM INCENTIVE BONUSES
     5.01 Establishment of Earn-Out Period and Bonus Potential. The Plan Administrator shall have complete discretion to implement one or more Earn-Out Periods under the Plan in accordance with the following parameters:
     (i) Each Earn-Out Period shall be coincidental with a period of not less than one (1) or more than five (5) consecutive calendar years. The Plan Administrator shall, within the first ninety (90) days of the Earn-Out Period, designate the actual number of calendar years which shall comprise that Earn-Out Period.
     (ii) The Plan Administrator shall, within the first ninety (90) days of each Earn-Out Period, establish the specific performance goals and objectives which must be attained for that Earn-Out Period based on one or more of the Performance Milestones. For each specific performance objective, the Plan Administrator shall establish threshold, target and maximum levels of attainment. With respect to any performance objective which is to be calculated in a manner which deviates from generally acceptable accounting standards, the Plan Administrator shall specify the deviations at the time the performance objective is set.
     (iii) The Plan Administrator shall also, within the first ninety (90) days of the Earn-Out Period, establish for each Participant the formula for calculating the Long-Term Incentive Bonus to which he or she may become entitled for that Earn-Out Period based on the level at which each Performance Milestone is actually attained. Accordingly, for each Performance Milestone, the formula shall designate a threshold, target and above-target dollar contribution to the Participant’s Long-Term Incentive Bonus, with the actual dollar amount of such contribution to be based on the actual level of attainment of each performance objective. The various levels of contribution designated for each performance objective may be tied to percentages or multiples of the average of the annual rates of base salary in effect for the Participant at the start of each calendar year within the applicable Earn-Out Period.
     5.02 Service Requirement. A Participant shall not become entitled to a Long-Term Incentive Bonus for a particular Earn-Out Period unless the Participant continues in Service through the completion of that Earn-Out Period or the Participant ceases Service in that Earn-Out Period by reason of Retirement or Involuntary Termination (other than Termination for Cause); provided, however, that a Participant whose Employee status terminates by reason of Retirement or Involuntary Termination prior to the completion of the Earn-Out Period shall only be entitled to a pro-rated Long Term Incentive Bonus for that period determined in accordance

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with Section 5.06. Should the Participant cease Service for any other reason prior the completion of the Earn-Out Period, then he or she shall not be entitled to any Long-Term Incentive Bonus for that Earn-Out Period.
     5.03 Determination of Individual Bonus Amount. The following provisions shall govern the determination of the Long-Term Incentive Bonus for each Participant who continues Employee status through the completion of the Earn-Out Period or is otherwise entitled to a pro-rated bonus for such Earn-Out Period pursuant to the provisions of Section 5.02:
     (i) As soon as administratively practicable following the completion of the Earn-Out Period, the Plan Administrator shall, on the basis of the Corporation’s audited financial statements for the fiscal years included within that Earn-Out Period, determine the actual level of attainment for each performance objective designated for that Earn-Out Period and shall then measure that level of attainment against the threshold level, the target level and the above-target level of attainment established for that performance objective.

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     (ii) In making such determination and measurement, the Plan Administrator shall exclude the following items, as calculated and determined in accordance with generally accepted accounting principles, but only to the extent those items were designated as potential adjustments to the performance objectives at the time those objective were established for the Earn-Out Period: all extraordinary, unusual or non-recurring items of gain, loss or expense; all items of gain, loss or expense related to (a) the disposal of a business or discontinued operations or (b) the operations of any business acquired by Corporation during the Earn-Out Period; all accruals for reorganization and restructuring cost and expenses; and all items of gain, loss or expense attributable to changes in tax laws and regulations, accounting principles or other applicable laws or regulations.
     (iii) The Plan Administrator shall certify in writing the actual level of attainment of each such performance objective, as adjusted for the items specified in subparagraph (ii) above. Based on such certification and measurement, the Plan Administrator shall then determine the Long-Term Incentive Bonus for each Participant by aggregating the dollar amounts earned for each Performance Milestone based on the actual level of attainment of that particular milestone. To the extent the actual level of attainment for any Performance Milestone is at a point between two of the levels established by the Plan Administrator, the dollar amount of the portion of each Long-Term Incentive Bonus tied to that Performance Milestone shall be pro-rated between the two points on a straight-line basis. The Long-Term Incentive Bonus so calculated shall be subject to the pro-ration provisions of Section 5.05 for certain Participants who ceased Service prior to the completion of that Performance Period. In no event, however, shall any Long-Term Incentive Bonus be earned with respect to a particular Performance Milestone if the actual level of attainment of that Performance Milestone is below the threshold level set for that milestone. By way of illustration, if the actual level of attainment for one of two performance objectives is at the threshold level established by the Plan Administrator and the actual level of attainment for the second performance objective is at the target level, then the Long-Term Incentive Bonus will be at the threshold dollar level set for the first performance objective and at the target dollar level set for the other objective.
     (iii) The Plan Administrator shall have complete and absolute discretion to reduce the Long-Term Incentive Bonus determined for one or more Participants in accordance with the foregoing provisions of this Section 5.03; provided, however, that no such reduction shall result in an increase to the Long-Term Incentive Bonus of any other Participant or Participants. In no event shall the Long-Term Incentive Bonus for any Participant exceed the Maximum Bonus Amount for the Earn-Out Period or, for a Participant entitled to only a pro-rated Long-Term Incentive Bonus under Section 5.05, the Pro-Rated Maximum Bonus Amount.

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     5.04 Pro-Rated Award. A Participant whose Employee status terminates prior to the completion of the Earn-Out Period by reason of Retirement or Involuntary Termination shall be entitled to a pro-rated Long-Term Incentive Bonus in a dollar amount determined by multiplying (i) the actual Long-Term Incentive Bonus to which he or she would have been entitled under Section 5.03 had he or she continued in Employee status through the last day of the applicable Earn-Out Period by (ii) fraction, the numerator of which is the number of days such Participant remained in Employee status during the Earn-Out Period and the denominator of which is the total number of days in that Earn-Out Period. The Participant’s pro-rated Long-Term Incentive Bonus for the Earn-Out Period shall be the lesser of (i) the dollar amount so calculated or (ii) the Pro-Rated Maximum Bonus Amount for that Earn-Out Period.
     5.05 Change in Control Pro-Ration. Should a Change in Control transaction be consummated more than six (6) months after the start of the Earn-Out Period but before the date that period was originally scheduled to be completed, then the Earn-Out Period shall terminate upon the consummation of the Change in Control, and the following procedures shall govern the calculation of the pro-rated Long-Term Incentive Bonuses to become payable in connection therewith:
     First, the dollar amount of each Participant’s Long-Term Incentive Bonus shall be calculated by assuming that each performance objective established for the Earn-Out Period will be attained at the target level.
     Then, the Long-Term Incentive Bonus so calculated shall, for each Participant who continued in Employee status through the date of such Change in Control, be multiplied by a fraction, the numerator of which is the number of days such Participant remained in Employee status during the portion of the Earn-Out Period ending with the Change in Control and the denominator of which is the total number of days for which that Earn-Out Period was originally scheduled to last. The Participant’s pro-rated Long-Term Incentive Bonus for the Earn-Out Period shall be the lesser of (i) the dollar amount so calculated or (ii) the Pro-Rated Maximum Bonus Amount calculated for that Earn-Out Period on the basis of the total number of days for which that Earn-Out Period was originally scheduled to last.
     Finally, the Long-Term Incentive Bonus of each Participant whose Employee status was terminated by reason of Retirement or Involuntary Termination during the Earn-Out Period in which such Change in Control occurred shall be calculated by multiplying the Long-Term Incentive Bonus calculated for him or her under the first step above by a fraction, the numerator of which is the number of days such Participant completed in Employee status during that Earn-Out Period and the denominator of which is the total number of days for which that Earn-Out Period was originally scheduled to last. The Participant’s pro-rated Long-Term Incentive Bonus for the Earn-Out Period shall

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be the lesser of (i) the dollar amount so calculated or (ii) the Pro-Rated Maximum Bonus Amount calculated for that Earn-Out Period on the basis of the total number of days for which that Earn-Out Period was originally scheduled to last.
     No Long-Term Incentive Bonuses shall be earned or otherwise become payable with respect to any Earn-Out Period in which a Change in Control is consummated, if such consummation occurs within the first six (6) months of that Earn-Out Period.
ARTICLE VI
PAYMENT OR DEFERRAL OF LONG-TERM INCENTIVE BONUSES
     6.01 Payment. The following provisions shall govern the payment of each Long-Term Incentive Bonus to which a Participant becomes entitled under the Plan:
     A. Except to the extent the Participant has filed a timely Deferral Election, the Long-Term Incentive Bonus to which the Participant becomes entitled for a particular Earn-Out Period shall be paid to him or her in a lump sum on March 15 of the calendar year following the calendar year in which that Earn-Out Period ends or (to the extent applicable) on the thirtieth (30th) day following the consummation of the Change in Control, unless in either instance it is not administratively practical to complete the requisite calculations under Article V prior to such date. In such event payment shall be deferred but shall be made no later than December 31 of the calendar year following the calendar year in which the Earn-Out Period ends or (with respect to an Earn-Out Period ending with the Change in Control) the later of (i) the end of the calendar year in which such Change in Control is consummated or (ii) the fifteenth (15th) day of the third calendar month following the consummation of the Change in Control.
     B. A Participant may make a Deferral Election with respect to all or part of any Long-Term Incentive Bonus to which he or she may become entitled under the Plan. However, only one Deferral Election may be made per Long-Term Incentive Bonus. The Deferral Election must be made by filing an appropriate election form with the Plan Administrator or its designate in accordance with the following requirements:
     (i) An individual who is selected as a Participant for an Earn-Out Period on or before date the performance objectives for that Earn-Out Period are established by the Plan Administrator may file the Deferral Election with respect to all or part of any Long-Term Incentive Bonus earned for that period at any time while such individual remains in Employee status up until the final six (6) months of that Earn-Out Period. The Deferral Election must specify a payment date or payment event for the deferred portion in accordance with the events listed below or may specify that payment is to occur upon the earliest or the latest of any of those events:
     - a specified date which is at least twelve (12) months later than the last day of the applicable Earn-Out Period,

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     - the Participant’s separation from service (as determined in accordance with the criteria established under Code Section 409A and the applicable Treasury Regulations thereunder) at any time following the conclusion of the applicable Earn-Out Period, or
     - the closing of a Change in Control at any time following the conclusion of the applicable Earn-Out Period.
     (ii) A Participant who does not otherwise qualify for a Deferral Election under subparagraph (i) above may file a Deferral Election with respect to all or part of any Long-Term Incentive Bonus, provided such election is filed at least twelve (12) months prior to the last day of the Earn-Out Period to which that Long-Term Incentive Bonus relates. In no event, however, shall such election become effective or otherwise have any force or applicability until the expiration of the twelve (12)-month period measured from the date such election is filed with the Plan Administrator or its designate, and such election shall accordingly become null and void should a Change in Control be consummated within that twelve (12)-month period. The Deferral Election must specify a payment date for the deferred portion which is at least five (5) years later than the March 15 date on which the Long-Term Incentive Bonus would have otherwise become payable in the absence of such Deferral Election or any Change in Control.
     6.02 Deferral Account. If a Participant makes a timely Deferral Election under Section 6.01 with respect to all or part of his or her Long-Term Incentive Bonus, then a Deferral Subaccount shall be established for the Participant and credited with the dollar amount of the portion of the Long-Term Incentive Bonus subject to that Deferral Election, as and when that bonus would have otherwise become due and payable to the Participant in the absence of such Deferral Election. The Participant shall at all times be fully vested in the balance credited to each of his or her Deferral Subaccounts, as adjusted periodically for investment earnings, gains and losses pursuant to Article VII. Distribution of each Deferral Subaccount shall be made or commence on the payment date or payment event specified in the Deferral Election made with respect to the Long-Term Incentive Bonus credited to that subaccount or as soon as administratively practicable thereafter, but in no event later than December 31 of the calendar year in which that payment date or event occurs or (if later) the fifteenth (15th) day of the third calendar month following such specified payment date or event. The distribution shall be made in a lump sum payment, unless the Participant designates an installment distribution over a period not to exceed five (5) years in his or her Deferral Election with respect to that Deferral Subaccount.
     6.03 Distribution Upon Death or Disability. The following provisions shall govern the distribution of benefits under the Plan in the event the Participant with one or more Deferred Subaccounts under the Plan should die while in Employee status or at any time

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thereafter, or become Disabled following cessation of Employee status, while there is an outstanding balance credited to those subaccounts and shall supersede any provision to the contrary in Section 6.02.
     A. The undistributed portion shall be paid in a lump sum to the Participant or (in the event of the Participant’s death) to his or her designated beneficiary(ies) under the Plan. Such payment shall be made as soon as administratively practical following the Participant’s death or Disability, but in no event later than December 31 of the calendar year in which Participant dies or becomes Disable or (if later) the fifteenth (15th) day of the third calendar month following the date of his or her death or Disability.
     B. The Participant may designate one or more such beneficiaries, or may revoke his or her existing beneficiary designation and make a new designation, by filing a properly completed beneficiary designation in accordance with the procedures established by the Plan Administrator or its designate. Should the Participant die without a valid beneficiary designation in effect or after the death of his or her designated beneficiary(ies), then any amounts due him or her under the Plan shall be paid to the personal representative of his or her estate.
     6.04 Valuation. The amount to be distributed from any Deferral Subaccount pursuant to this Article VI shall be determined on the basis of the balance credited to that subaccount as of the most recent practicable Valuation Date (as determined by the Plan Administrator or its designate) preceding the date of the actual distribution.
     6.05 Installment Distribution. To the extent the Participant elects an installment distribution in his or her Deferral Election with respect to a particular Deferral Subaccount, that subaccount shall be paid in a series of annual installments over the designated period. The amount of each annual installment shall be determined by dividing the balance credited to that subaccount on the Valuation Date immediately prior to the installment by the number of remaining installments (including the current installment).
     6.06 Withholding Taxes. The Participant shall be responsible for the satisfaction of all federal, state and local income, employment and other payroll taxes (including FICA taxes) which are required to be withheld on his or her Long-Term Incentive Bonus, and such taxes shall accordingly be paid, as and when they become due under applicable law, through the Corporation’s withholding of those taxes from the wages and earnings payable to the Participant or by any other means acceptable to the Corporation.
ARTICLE VII
INVESTMENT RETURN
     7.01 Investment Return. Each of the Participant’s Deferral Subaccounts shall be adjusted periodically to reflect the earnings, gains and losses equal to the actual investment experience realized for the period by one or more of the investment funds selected by the

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Participant from the investment alternatives identified in Appendix I. At the time a Long-Term Incentive Bonus is initially credited to the Participant’s Deferral Subaccount, that bonus shall be automatically deemed invested in the      Fund and shall continue to be deemed so invested until the Participant reallocates the balance of that subaccount to one or more other investment funds pursuant to the provisions of Section 7.02. On each day on which the U.S. financial markets are open, each of the Participant’s Deferral Subaccounts shall be adjusted to reflect the investment earnings, gains or losses those subaccounts would have actually realized had they been invested on that day in the selected investment funds.
     7.02 Reallocation of Account Balances Between Funds. A Participant may elect at any time to reallocate (in such percentages as the Plan Administrator shall authorize) part or all of the balance of one or more of his or her Deferral Subaccounts among the available investment alternatives. Accordingly, a separate reallocation may be made as to each such subaccount. Each designated reallocation shall be effected as soon as reasonably practicable after the new allocations are filed by the Participant in accordance with procedures established by the Plan Administrator or its designate.
     7.03 Account Value. The value of each of the Participant’s Deferral Subaccounts on any Valuation Date in question shall be equal to the balance credited to that subaccount as of the close of business on that date, including the appropriate adjustments for (i) any deferred Long-Term Incentive Bonus or investment gains or earnings credited to such subaccount as of such date and (ii) any investment losses charged against the subaccount as of such date.
     7.04 Statement of Accounts. Following the close of each calendar quarter, each Participant shall receive a written statement of the value of his or her Deferral Subaccounts as of the last Valuation Date in that quarter.
     7.05 No Required Investment. Although the investment return on a Participant’s Account is to be measured by the actual gains, earnings and losses realized by one or more of the investment alternatives selected by the Participant pursuant to this Article VII, the Corporation shall not be under any obligation to make the selected investments, and the investment experience shall only be tracked as debits or credits to the Participant’s book accounts over the deferral period. To the extent the Corporation should elect to make any actual investments, the Corporation shall be the sole and exclusive owner of those investments, and no Participant shall have any right, title or interest in or to those investments.
ARTICLE VIII
MISCELLANEOUS
     8.01 Plan Effective Date. The Plan shall become effective immediately upon approval by the Corporation’s shareholders at the 2006 Annual Shareholders Meeting. In the event of such shareholder approval, the first Earn-Out Period may commence with the 2007 or any subsequent calendar year.

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     8.02 Deferred Commencement Date. Notwithstanding any provision to the contrary in the Plan, no distribution which becomes due and payable from the Participant’s Deferral Subaccounts by reason of his or her termination of Employee status shall be made to that Participant prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of his or her “separation from service” (as determined in accordance with the criteria established under Code Section 409A and the applicable Treasury Regulations thereunder) or (ii) the date of his or her death, if the Participant is deemed at the time of such separation from service to be a “key employee” within the meaning of that term under Code Section 416(i) and such delayed commencement is otherwise required in order to avoid a prohibited distribution under Code Section 409A(a)(2). Upon the expiration of the applicable Code Section 409A(a)(2) deferral period, all payments deferred pursuant to this Section 8.02 shall be paid in a lump sum to the Participant, and any remaining payments shall be made on their scheduled payment dates.
     8.03 Benefits Not Funded. The obligation to pay the vested balance of each Participant’s Account hereunder shall at all times be an unfunded and unsecured obligation of the Corporation. Except to the extent the Corporation may in its sole discretion elect to implement a grantor trust to hold funds for the payment of any benefits which become due and payable hereunder, the Corporation shall not have any obligation to establish any trust, escrow arrangement or other fiduciary relationship for the purpose of segregating funds for the payment of the balances credited to the outstanding Accounts under the Plan, nor shall the Corporation be under any obligation to invest any portion of its general assets in mutual funds, stocks, bonds, securities or other similar investments in order to accumulate funds for the satisfaction of its respective obligations under the Plan. The Participant (or his or her beneficiary) shall look solely and exclusively first to the general assets of the Corporation for the payment of the Account maintained on the Participant’s behalf under the Plan. Payments from any grantor trust established by the Corporation under the Plan shall be made as and when benefits become payable to Participants in accordance with the distribution provisions of Article VI of the Plan.
     8.04 No Employment Right. Neither the action of the Corporation in establishing or maintaining the Plan, nor any action taken under the Plan by the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ or service of the Corporation for any period of specific duration, and the Participant shall at all times remain an Employee at will and may accordingly be discharged at any time, with or without cause and with or without advance notice of such discharge.
     8.05 Amendment/Termination. The Board may at any time amend the provisions of the Plan to any extent and in any manner the Board shall deem advisable, and such amendment shall become effective at the time of such Board action, subject to any shareholder approval requirements under Code Section 162(m) or any other applicable law or regulation or the listing regulations of any securities exchange (or the Nasdaq National Market) on which the Corporation’s common stock is at the time traded. Without limiting the generality of the foregoing, the Board may amend the Plan to impose such restrictions upon the timing, filing and effectiveness of Deferral Elections, the investment procedures and investment alternatives available under Article VII and the distribution provisions of Article VI which the Board deems

14

appropriate or advisable in order to avoid the current income taxation of amounts deferred under the Plan which might otherwise occur as a result of changes to the tax laws and regulations governing deferred compensation arrangements such as the Plan and may also, in such event, cease further deferrals under the Plan. The Board may also at any time terminate the Plan in whole or in part. Except for such modifications, limitations or restrictions as may otherwise be required to avoid current income taxation or other adverse tax consequences to Participants as a result of changes to the tax laws and regulations applicable to the Plan, no such plan amendment or plan termination authorized by the Board shall adversely affect the benefits of Participants accrued to date under the Plan or otherwise reduce the then outstanding balances credited to their Deferral Subaccounts or otherwise adversely affect the distribution provisions in effect for those subaccounts, and all amounts deferred prior to the date of any such plan amendment or termination shall, subject to the foregoing exception, continue to become due and payable in accordance with the distribution provisions of Article VI as in effect immediately prior to such amendment or termination.
     8.06 Applicable Law. The deferral provisions of Article VI and VII of the Plan are intended to constitute an unfunded deferred compensation arrangement for a select group of management and other highly compensated persons, and all rights thereunder shall be construed, administered and governed in all respects in accordance with the provisions of the Employee Retirement Income Security Act of 1974 (as amended from time to time) applicable to such an arrangement and, to the extent not pre-empted thereby, by the laws of the State of California without resort to its conflict-of-laws provisions. All other provisions of the Plan shall also be construed, administered and governed by the laws of the State of California without resort to its conflict-of-laws provisions. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue in full force and effect.
     8.07 Satisfaction of Claims. Any payment made to a Participant or his or her legal representative or beneficiary in accordance with the terms of this Plan shall to the extent thereof be in full satisfaction of all claims with respect to that payment which such person may have against the Plan, the Plan Administrator (or its designate) or the Corporation, any of whom may require the Participant or his or her legal representative or beneficiary, as a condition precedent to such payment, to execute a receipt and release in such form as shall be determined by the Plan Administrator.
     8.08 Alienation of Benefits. No person entitled to benefits under the Plan shall have any right to transfer, assign, alienate, pledge, hypothecate or otherwise encumber his or her interest in such benefits prior to actual receipt of those benefits. The benefits payable under the Plan shall not, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person and shall not, to the maximum extent permitted by law, be transferable by operation of law in the event of the bankruptcy or insolvency of the Participant or any other person.
     8.09 Successors and Assigns. The obligation of the Corporation to make the payments required hereunder shall be binding upon the successors and assigns of the Corporation, whether by merger, consolidation, acquisition or other reorganization. Except for

15

such modifications, limitations or restrictions as may otherwise be required to avoid current income taxation or other adverse tax consequences to Participants as a result of changes to the tax laws and regulations applicable to the Plan, no amendment or termination of the Plan by any such successor or assign shall adversely affect or otherwise impair the rights of Participants to receive benefit payments hereunder, to the extent attributable to amounts accrued or deferred prior to the date of such amendment or termination, in accordance with the applicable vesting and distribution provisions of Article VI as in effect immediately prior to such amendment or termination.
ARTICLE IX
BENEFIT CLAIMS
     9.01 Claims Procedure. No application is required for the payment of benefits under the Plan. However, if any Participant (or beneficiary) believes he or she is entitled to a benefit from the Plan which differs from the benefit determined by the Administrative Committee, then such individual may file a written claim for benefits with the Plan Administrator. Each claim shall be acted upon and approved or disapproved within ninety (90) days following receipt by the Plan Administrator.
     9.02 Denial of Benefits. In the event any claim for benefits is denied, in whole or in part, the Plan Administrator shall notify the claimant in writing of such denial and of his or her right to a review by the Plan Administrator and shall set forth, in a manner calculated to be understood by the claimant, specific reasons for such denial, specific references to pertinent provisions of the Plan on which the denial is based, a description of any additional material or information necessary to perfect the claim, an explanation of why such material or information is necessary, and an explanation of the review procedure.
     9.03 Review.
     A. Any person whose claim for benefits is denied in whole or in part may appeal to the Plan Administrator for a full and fair review of the decision by submitting to the Plan Administrator, within ninety (90) days after receiving written notice from the Plan Administrator of such denial, a written statement:
     (i) requesting a review by the Plan Administrator of his or her claim for benefits;
     (ii) setting forth all of the grounds upon which the request for review is based and any facts in support thereof; and
     (iii) setting forth any issues or comments which the claimant deems pertinent to his or her claim.

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     B. The Plan Administrator shall act upon each such appeal within sixty (60) days after receipt of the claimant’s request for review by the Plan Administrator, unless special circumstances require an extension of time for processing. If such an extension is required, written notice of the extension shall be furnished to the claimant within the initial sixty (60)-day period, and a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the initial request for review. The Plan Administrator shall make a full and fair review of each such appeal and any written materials submitted by the claimant or the Participating Employer in connection therewith and may require the Participating Employer or the claimant to submit such additional facts, documents or other evidence as the Plan Administrator may, in its sole discretion, deem necessary or advisable in making such a review. On the basis of its review, the Plan Administrator shall make an independent determination of the claimant’s eligibility for benefits under the Plan. The decision of the Plan Administrator on any benefit claim shall be final and conclusive upon all persons.
     C. Should the Plan Administrator deny an appeal in whole or in part, the Plan Administrator shall give written notice of such decision to the claimant, setting forth in a manner calculated to be understood by the claimant the specific reasons for such denial and specific reference to the pertinent Plan provisions on which the decision was based. Such notice shall also include a statement that the claimant has a right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act of 1974 (as amended from time to time).

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APPENDIX I
LIST OF INVESTMENT FUND ALTERNATIVES
     The investment fund alternatives for the 2005 Plan Year shall be the same as the investment funds available for such year for salary deferral contributions made under the American Shared Hospital Services 401(k) Savings Plan.

AMERICAN SHARED HOSPITAL SERVICES
For the Annual Meeting of Shareholders to be held June 28, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE UNDERSIGNED HEREBY NOMINATE(S), CONSTITUTE(S) AND APPOINT(S) ERNEST A. BATES, M.D. AND CRAIG K. TAGAWA, AND EACH OF THEM, ATTORNEYS, AGENTS, AND PROXIES OF THE UNDERSIGNED, WITH FULL POWERS OF SUBSTITUTION TO EACH, TO ATTEND AND TO ACT AS PROXY OR PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES TO BE HELD ON JUNE 28, 2006 AT 9:00 AM PACIFIC TIME AT THE RITZ CARLTON HOTEL, 600 STOCKTON STREET, SAN FRANCISCO, CALIFORNIA, OR ANY ADJOURNMENTS THEREOF, AND TO VOTE AS SPECIFIED HEREIN THE NUMBER OF SHARES THAT THE UNDERSIGNED, IF PERSONALLY PRESENT, WOULD BE ENTITLED TO VOTE.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FIVE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS, “FOR” THE APPROVAL OF 2006 STOCK INCENTIVE PLAN, “FOR” THE APPROVAL OF THE LONG TERM INCENTIVE COMPENSATION PLAN, AND “FOR” THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED, SUBJECT TO THE PROXYHOLDER’S DISCRETIONARY AUTHORITY TO CUMULATE VOTES, “FOR” THE ELECTION OF THE PERSONS NOMINATED ON THE REVERSE SIDE, AND WILL HAVE THE EFFECT OF WITHHOLDING DISCRETIONARY AUTHORITY TO CUMULATE VOTES AND “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS THAT WILL COME BEFORE THE ANNUAL MEETING, OTHER THAN THOSE DESCRIBED IN THIS PROXY. HOWEVER, IF SUCH MATTERS ARE PRESENTED, THE NAMED PROXIES WILL, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, VOTE SUCH PROXIES IN ACCORDANCE WITH THE JUDGMENT OF SUCH NAMED PROXIES WITH RESPECT TO ANY SUCH OTHER MATTER PROPERLY COMING BEFORE THE MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT IN WRITING REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE. THIS PROXY ALSO MAY BE REVOKED BY ATTENDANCE AT THE MEETING AND ELECTION TO VOTE IN PERSON.
(continued, and to be signed on the other side)

[X] PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE
     This proxy when properly executed will be voted in the manner directed herein and in the discretion of the proxy holders and all other matters coming before the meeting. If no direction is made, this proxy will be voted FOR the election of directors recommended herein, and FOR Proposals No. 2, No. 3, and No. 4.
     The Board of Directors recommends a vote FOR election of the directors nominated herein, FOR the approval of 2006 stock incentive plan, FOR the approval of the long term incentive compensation plan, and FOR the ratification of independent registered public accounting firm.
1.	ELECTION OF DIRECTORS. To elect five of the persons named below to the Board of Directors to serve until the 2007 Annual Meeting of Shareholders and until their successors are elected and have qualified.
[ ] FOR all nominees (except as indicated to the contrary below).

[ ] WITHHOLD AUTHORITY to vote for all nominees.

(Instruction: To withhold authority for any individual nominee(s), write that nominee’s name(s) in the space below.)

NOMINEES:	Ernest A. Bates, M.D.
Ernest R. Bates
Olin C. Robison
John F. Ruffle
Stanley S. Trotman, Jr.
2.	2006 STOCK INCENTIVE PLAN. TO APPROVE THE COMPANY’S 2006 STOCK INCENTIVE PLAN (THE “2006 PLAN”). THE 2006 PLAN WILL SERVE AS A SUCCESSOR TO OUR 2001 AND 1995 STOCK OPTION PLANS. THE 2006 PLAN HAS 750,000 SHARES OF OUR COMMON STOCK RESERVED FOR ISSUANCE, INCLUDING APPROXIMATELY 390,000 SHARES THAT WILL BE TRANSFERRED FROM THE 2001 AND 1995 STOCK OPTION PLANS TO THE 2006 PLAN.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
3.	LONG TERM INCENTIVE COMPENSATION PLAN. TO APPROVE THE COMPANY’S LONG TERM INCENTIVE COMPENSATION PLAN. UNDER THIS PLAN EXECUTIVE OFFICERS AND OTHER EMPLOYEES ESSENTIAL TO THE COMPANY’S FINANCIAL GROWTH AND SUCCESS ARE ELIGIBLE TO EARN INCENTIVE COMPENSATION CONTINGENT UPON THE ATTAINMENT OF PRE-ESTABLISHED PERFORMANCE OBJECTIVES.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
     The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the Proxy Statement accompanying such Notice.
     PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.
I plan to attend the meeting in person [ ]

Signature		Date

Signature		Date

Signature, if held jointly
NOTE: Please date this proxy and sign as your name(s) appear(s) on this document. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.